EXHIBIT 10.11


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                              DATED 4TH May 1999
                              ------------------


                                FORMICA LIMITED

                                      and

                            WILLIAM ADAMS AND OTHERS



                      -----------------------------------

                               DEED OF AMENDMENT

                      Formica Limited 1999 Pension Scheme

                      -----------------------------------



                                 HERBERT SMITH
                                 EXCHANGE HOUSE
                                PRIMROSE STREET
                                LONDON EC2A 2HS

===============================================================================

THIS DEED OF AMENDMENT is made the fourth day of May                     [LOGO]

1999

BETWEEN:

(1)  FORMICA LIMITED (hereinafter called the "Principal Employer")

AND:

(2) WILLIAM ADAMS PETER DENIS HALL WILLIAM HENRY STRIKE and GEORGE HOGG (hereinafter called the "Trustees")

SUPPLEMENTAL inter alia to

(a) a trust dead dated 29th October 1998 whereby the Principal Employer established under irrevocable trusts with effect from I'm November 1998 a trust fund for the purpose of maintaining a retirement benefits scheme to be known as the Formica Limited 1998 Pension Scheme (hereinafter called the "Scheme") for the purposes therein stated

(b) a definitive trust deed (hereinafter called the "Definitive Deed") dated 11th February 1999 whereby the establishment of the Scheme was confirmed and rules (hereinafter called the "Rules") scheduled thereto

WHEREAS:

(A)  the Trustees are the present trustees of the Scheme

(B) by Clause 7 of the Definitive Deed the Principal Employer with the consent of the Trustees may alter or add to all or any of the trusts powers and provisions of the Definitive Deed or the Rules in the manner therein appearing

(C) it has been agreed that the provisions of the Rules be amended in the manner hereinafter appearing

NOW THIS DEED WITNESSES and it is HEREBY AGREED AND DECLARED THAT with effect from 1st November 1998

1. the reference to "sub-Rule 13.1" in Rule 3 of the Rules is amended to read "sub-Rule 13.3"

2. the reference to "sub-Rule 18.4" in item (b) of Rule 10 of the Rules is amended to read "sub-Rule 18.3".

IN WITNESS whereof this deed has been executed on the first date above written

[SEAL]                                 (THE COMMON SEAL of FORMICA
                                       (LIMITED was hereunto affixed in the
                                       (presence of:

                              Director   /s/

                              Secretary  /s/

SIGNED and DELIVERED as a deed       )
by WILLIAM ADAMS in the presence of: )..........................................

/s/ Ada I. Craig
 ....................................
Signature of Witness

Ada I Craig
 ....................................
Name of Witness

27 Dalton Heights,
 ....................................
Dalton Le Dale, Durham 5R7 8LB
 ....................................
Occupation of Witness

Secretary

SIGNED and DELIVERED as a deed     )
by PETER DENIS HALL in the         )............................................
presence of:

/s/ L. Palmer
 ...................................
Signature of Witness

L. Palmer
 ...................................
Name of Witness

L. Palmer
 ...................................
48 Chirton West View
 ...................................
Address of Witness

North Shields T&W
 ...................................
Occupation of Witness

Secretary


SIGNED and DELIVERED as a deed    )
by WILLIAM HENRY STRIKE           ).............................................
in the presence of:               )

/s/ A. Tansey
 ...................................
Signature of Witness

A. Tansey
 ...................................
Name of Witness

1A Bede Close, Holystone,
 ...................................
Tyne & Wear
 ...................................
Address of Witness

 ...................................
Occupation of Witness
                      Miller Turner


SIGNED and DELIVERED as a deed    )
by GEORGE HOGG in the presence of:).............................................

/s/ P. Reynolds
 ...................................
Signature of Witness

P. Reynolds
 ...................................
Name of Witness

21 St. Martins Close, Whitley Bay
 ...................................
Tyne & Wear  NE4 35W
 ...................................
Address of Witness

Personnel Administration Manager
 ...................................
Occupation of Witness
                                                  [Notary]
                                                  WE HEREBY CERTIFY
                                                  THIS TO BE A TRUE AND
                                                  ACCURATE COPY OF
                                                  THE ORIGINAL

                                                  /s/ Herbert Smith
                                                  .............................
                                                  HERBERT SMITH
                                                  Exchange House
                                                  Primrose Street
                                                  London EC2A 2HS
                                                  Date 11 May    1999
                                                      .........................

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                            DATED 11TH February 1999
                            ------------------------


                                FORMICA LIMITED

                                      and

                            WILLIAM ADAMS AND OTHERS



                      -----------------------------------

                        DEFINITIVE TRUST DEED AND RULES

                      Formica Limited 1999 Pension Scheme

                      -----------------------------------



                                 HERBERT SMITH
                                 EXCHANGE HOUSE
                                PRIMROSE STREET
                                LONDON EC2A 2HS

===============================================================================

                               TABLE OF CONTENTS

Clause    Heading                                                           Page

I.        GENERAL.............................................................1
2.        THE FUND............................................................2
3.        INVESTMENTS ........................................................2
4.        TRUSTEES' RIGHT TO CHARGE ..........................................4
S.        SPECIAL POWERS .....................................................5
6.        APPOINTMENT AND REMOVAL OF TRUSTEES ................................6
7.        AMENDMENTS .........................................................6
8.        PARTICIPATION IN THE SCHEME ........................................7
9.        EXPENSES ...........................................................8
10.       ACCOUNTS ...........................................................8
11.       ACTUARIAL INVESTIGATIONS ...........................................9
12.       TERMINATION, SUSPENSION OR REDUCTION OF EMPLOYERS'
          LIABILITY ..........................................................9
13.       SUBSTITUTION OF PRINCIPAL EMPLOYER ................................10
14.       EVENTS LEADING TO TERMINATION OF THE SCHEME .......................10
15.       TERMINATION OF THE SCHEME .........................................11
16.       DURATION OF THE SCHEME ............................................15
17.       HEADINGS ..........................................................15
18.       CONSTRUCTION ......................................................15

THE SCHEDULE ................................................................18

THIS DEFINITIVE TRUST DEED is made the eleventh day of February 1999
                                                                          [LOGO]
BETWEEN:

(1) FORMICA LIMITED registered number 139731 whose registered office is at Cast Road North Shields Tyne & Wear NE29 8RE (hereinafter called the "Principal Employer")

AND:

(2) WILLIAM ADAMS of 61 Hatfield Drive Netherfield Park Seghill Northumberland NE23 7TU PETER DENIS HALL of Rosedene Elvaston Park Road Hexham Northumberland NE46 2HT WILLIAM HENRY STRIKE of 26 Frankland Drive West Monkseaton Whitley Bay Tyne & Wear NE25 9DS and GEORGE HOGG of 8 St. George's Crescent North Shields Tyne & Wear NE29 0JW (hereinafter called the "Trustees")


SUPPLEMENTAL to a trust deed (hereinafter called (the "Interim Deed") dated 29th October 1998 and made between the Principal Employer of the one part and the Trustees of the other part whereby the Principal Employer established under irrevocable trusts with effect from 1st November 1998 a trust fund
(hereinafter called the "Fund") for the purpose of maintaining a retirement benefits scheme to be known as the Formica Limited 1998 Pension Scheme (hereinafter called the "Scheme") for the provision of relevant benefits as defined in Section 612(l) of the Income and Corporation Taxes Act 1988 for and in respect of such employees and former employees of the Principal Employer and any other Employers (as hereinafter defined) as shall be admitted to membership of the Scheme

WHEREAS:

(A) By Clause 2 of the Interim Deed the Principal Employer and the Trustees undertook to execute a Definitive Trust Deed and Rules within twenty-four months of the date thereof defining and setting out in full the constitution of the Scheme as therein specified.

(B) This Deed and the Rules annexed hereto are intended to constitute the Definitive Trust Deed and Rules referred to in the Interim Deed.

NOW THIS DEED WITNESSES and it is HEREBY AGREED AND DECLARED as follows:

1. GENERAL

1.1 This Deed and the rules (hereinafter called "the Rules") set out in the Schedule hereto and which are deemed to be incorporated herein are hereby adopted to define the trusts powers and provisions applicable to the Fund and by which the Scheme is to be constituted subject to any alterations or additions which may from time to time be made in accordance with the provisions hereinafter contained.

1.2 This Deed and the Rules shall have effect in like manner as if they had been executed immediately after the Interim Deed.

1.3  The definitions set out in Rule I of the Rules shall apply to this Deed.

2.   THE FUND

2.1 The Fund shall consist of all contributions made to it in accordance with the provisions of the Trust Deed and the Rules or otherwise and shall include all income profits and accretions to the Fund whether arising from investments or not and any donations legacies or gifts.

2.2 The Trustees shall stand possessed of the Fund upon trust to administer and manage the Fund and to apply the same in or towards providing the pensions and other benefits in accordance with and subject to the powers and provisions hereinafter and in the Rules declared and contained concerning the same.

2.3 Where voluntary contributions are paid by Members to the Fund or received as part of any transfer into the Fund and such voluntary contributions are applied to procure additional benefits on a money purchase basis the Trustees shall hold the assets from time to time representing such of the voluntary contributions so paid or received as relate to Members who have not yet retired separately from the other assets of the Scheme as a segregated fund (hereinafter called the "Voluntary Contributions Fund") and the Trustees shall apply the Voluntary Contributions Fund in the provision of the benefits attributable to such voluntary contributions and shall apply the other assets of the Scheme in the provision of the benefits under the Scheme other than those so attributable to such voluntary contributions.

2.4 Where sub-Clause 2.3 of this Clause applies the Trustees may if they think fit, hold the assets representing voluntary contributions so paid by any individual Member separately from the other assets of the Scheme as a segregated fund within the Voluntary Contributions Fund on such terms, and conditions as the Trustees may determine.

2.5 The Trustees shall be the administrator of the Scheme for the purposes of the Taxes Act unless a person other than the Trustees is appointed to manage the Scheme in accordance with the provisions of sub-Clause 5.1.

3.   INVESTMENTS

3.1 Subject to the provisions of Section 36 of the Pensions Act regarding the choice of investments and Section 40 of the Pensions Act relating to employer-related investments the Trustees shall have power to invest or apply any moneys forming part of the Fund in so far as they are not required to meet current payments in or upon the security of such stocks shares debentures debenture stocks or other investments or property of whatsoever nature (including any interest in land and notwithstanding the intent hereinafter expressed any tax exempt trusts and funds) and wheresoever situate and whether producing income or not or upon such personal credit with or without security as the Trustees in their absolute discretion shall think fit to the intent that the Trustees shall have the same unrestricted powers of making and transposing investments as if they were absolutely entitled to such moneys beneficially and so that without prejudice to the generality of the foregoing trust moneys may be invested or applied in any deferred or immediate annuity policies retirement endowment and assurance policies sinking fund policies managed fund or deposit administration contracts and any other assurance policies or contracts effected with an Insurance Office.

3.2 Any cash held as part of the Fund may be retained or placed on deposit or current account with any bank or with any company or society of good repute and the Trustees shall not be chargeable in respect of any interest on any such cash in excess of the interest (if any) actually paid or credited thereon.

3.3 If any investment requires an indemnity to be given by the Trustees against liabilities arising in the event of the Scheme losing its status as an exempt approved scheme the Trustees shall have power to bind the Scheme notwithstanding that such indemnity may only become operative by reason of some act or omission which constitutes a breach of trust on the part of the Trustees.


3.4  The Trustees shall have power:

     3.4.1 to enter into underwriting or sub-underwriting contracts on such terms as they shall think fit;

     3.4.2 to maintain improve and develop any investments of the Scheme in freehold or leasehold land or land of any other tenure by expenditure in the erection or completion of buildings or other works on any such land or in the alteration demolition reconstruction enlargement repair decoration equipment or furnishing of any buildings or other works for the time being thereon or in insurance of any such buildings or other works or in any other maintenance improvement or development of any such land or buildings or other works as aforesaid;

     3.4.3 if they think fit to enter into contracts to purchase sell create cancel or otherwise deal in traded options or financial futures traded on any recognised traded option or financial futures market and all such contracts shall for the purpose of this Deed be deemed to be investments.

3.5 The Trustees may at any time appoint one or more investment managers to manage the investments of the Scheme subject to such terms and conditions as the Trustees may think fit and any such investment manager may be empowered in accordance with the provisions of sub-Clause 5.1

     3.5.1 to exercise all or any of the powers or discretions of the Trustees in regard to the selection making changing and realisation of investments or arising from and concerned with holding of investments

     3.5.2 to delegate and authorise the sub-delegation of any power or discretion so given to the investment manager

     3.5.3 to appoint any custodian and authorise the appointment of sub-custodians. Any investments of the Scheme may be made in the name of or transferred or delivered to or otherwise vested in such investment manager or its nominee.

3.6 Investments may be made by the Trustees either in their own name or in the name as nominee for them of any corporate body and in the latter event the corporate body may comply with any direction issued to it by the Trustees concerning the investments the capital and income thereof and any rights attaching thereto without being obliged to ascertain whether or not such directions are in accordance with the provisions hereof.

3.7 The Trustees shall ensure that there is prepared, maintained and from time to time revised a statement of investment principles relating to the Fund in accordance with the requirements of Section 35 of the Pensions Act.

4.   TRUSTEES' RIGHT TO CHARGE

4.1 Any Trustee may receive and retain beneficially as remuneration for the performance of his duties hereunder such fees as may from time to time be agreed upon between the Trustee and the Principal employer and all out of pocket expenses incurred by the Trustee in the performance of his duties hereunder.

4.2 Any Trustee may act as professional adviser to the Scheme and may charge and be paid all professional charges incurred by him or his firm in connection with the trusts hereof.

4.3  Professional Advice

     The Trustees shall, where applicable, comply with the requirements of
     Section 47 of the Pensions Act relating to the manner and terms of appointment of professional advisers. Subject thereto the Trustees may in relation to the Scheme rely upon the advice or opinion (whether or not obtained by them) of any lawyer broker actuary accountant medical practitioner or other professional person including a firm or company of pension consultants and shall not be responsible for any loss occasioned thereby. The cost of obtaining such advice or opinion (to the extent that it is not otherwise paid) shall form part of the expenses of the Scheme.

4.4  Trustees' Liability

     (A) No Trustee shall as trustee of the Scheme or in respect of the exercise of the rights or powers hereunder incur any personal responsibility or be liable for anything whatsoever except for breach of trust knowingly and intentionally committed by him and (save only in the case aforesaid) the Trustees shall be entitled to be fully and effectually indemnified out of the Fund in priority to any payment to or in respect of the beneficiaries against all liabilities and expenses incurred by them in the execution or purported execution of the powers trusts authorities and discretions vested in the Trustees hereunder and against all proceedings costs charges expenses claims and payments in respect of any matter or thing done or omitted in any way relating to the Scheme. The foregoing provisions of this sub-Clause shall mutatis mutandis apply to any officer of a corporation acting as trustee hereof and any corporate body in whose name investments have been made.

     (B) The provisions of this sub-Clause are subject to Section 31 of the Pensions Act which prohibits reimbursement of fines and penalties out of the assets of a scheme and the Employer shall indemnify the Trustees accordingly except in respect of a breach of trust knowingly and intentionally committed.

4.5  Personal Interest

     No decision of or exercise of a power by the Trustees shall be invalidated or questioned on the ground that any Trustee (or in the case of a corporate Trustee any member of its board of directors) had a direct or indirect interest in the result of any such decision or in the exercise of any such power.

4.6 Decisions of Trustees

     If there shall be more than one body corporate or individuals as trustees of the Scheme:

     4.6.1 the Principal Employer shall from time to time nominate one of the Trustees to act as chairman of the Trustees;

     4.6.2 where there are three or more trustees at a meeting of the Trustees all business brought before such meeting shall be decided by a majority of the votes of the Trustees present and voting thereon and in the case of equality of votes the chairman of the meeting shall have a second or casting vote;

     4.6.3 a resolution in writing signed by all the Trustees shall be as effectual as if it had been passed at a meeting of the Trustees and may consist of one or more documents in similar form each signed by one or more of the Trustees;

     4.6.4 a majority of the Trustees present at a meeting of the Trustees of which notice has been given to all the Trustees shall form a quorum;

     4.6.5 subject to the foregoing provisions of this sub-Clause and to the requirements of the Pensions Act the Trustees may meet together for the dispatch of business adjourn and otherwise regulate their meetings as they think fit.

4.7  Borrowing Powers

     The Trustees may with the consent of the Principal Employer borrow money for the purposes of the Fund and secure repayment thereof in such manner as they think fit by mortgaging or charging all or any part of the Fund.

5.   SPECIAL POWERS

     Subject to the provisions of the Pensions Act (where applicable) the Trustees shall have and may exercise the following powers in addition to all other powers vested in them by general law and by statute, namely:

5.1 power to delegate to any person or body of persons (whether or not that person or one of those persons is a Trustee) all or any of the powers duties and discretions vested in them hereunder and any such delegation may be on such terms and conditions as the Trustees think fit (including the power to sub-delegate) and the Trustees shall not be bound to supervise the proceedings of or be in any way responsible for any loss incurred as a result of such delegation or sub-delegation or the negligence or default of any delegate or sub-delegate;

5.2 power from time to time in writing to authorise such persons as they think fit to draw cheques on any banking account of the Scheme or to endorse any cheque or to give receipts and discharges and so that any such receipt or discharge shall be as valid and effective as if it were given by the Trustees and so that the provision of a written authority of the Trustees shall be a sufficient protection to any person taking any such receipts or discharge or otherwise acting under or relying upon such authority;

5.3 power to make arrangements generally for the administration of the Scheme as they think fit in particular to employ such agents and staff including a secretary to transact any business of the Scheme including the payment of pensions and benefits and any valid receipt therefor given to such agents and staff shall be a good and sufficient discharge to the Trustees.

5.4 power (to the extent to which the law may permit) conclusively to determine all questions and matters of doubt disputes or differences arising in or in connection with the execution of the trusts of the Trust Deed or the Rules and whether relating to the construction thereof or the benefits thereunder or otherwise;

5.5 power (subject to the powers for the time being exercisable by the Principal Employer or the Employers) to exercise all rights authorities and discretions in connection with the Scheme requisite or proper to enable them to carry out any transaction act deed or thing arising under or in connection with the Scheme.

6.   APPOINTMENT AND REMOVAL OF TRUSTEES

6.1 The Principal Employer shall have the power of appointing a new or additional trustee or trustees of the Scheme at any time (without limitation as to number) and shall likewise have the power of removing any Trustee from office whereupon the relevant Trustee shall execute such documents and do such things as may be necessary to give proper effect to such removal; any such appointment or removal shall be made or confirmed by deed.

6.2 The Principal Employer may at its discretion appoint a body corporate to act as a Trustee or the sole Trustee whereupon the powers duties authorities and discretions of the Trustees shall be exercisable by the board of directors of such body corporate or by any officer properly appointed by it.

6.3 Any Trustee may resign his appointment as trustee by serving on the Principal Employer one month's notice in writing to that effect which notice shall be delivered to or sent by registered post to the registered office of the Principal Employer and at the expiration of such notice the Trustee by whom the notice was served as aforesaid shall be deemed to have retired from office and the Principal Employer and the Trustee shall execute such documents and do such things as may be necessary to give proper effect to such retirement.

6.4 The provisions of this Clause are subject (where applicable) to the requirements of Sections 16 to 21 of the Pensions Act relating to member-nominated trustees and member-nominated directors.

7.   AMENDMENTS

     Subject to Section 67 of the Pensions Act the Principal Employer shall have power from time to time and at any time with the consent of the Trustees by deed to alter or add to all or any of the trusts powers and provisions of the Trust Deed or the Rules and any such alteration or addition shall have effect from such time as may be specified in such deed and so that the time so specified may be the date of such deed or any reasonable time previous or subsequent thereto so as to give the alteration or addition retrospective or future effect (as the case may be).

8.   PARTICIPATION IN THE SCHEME

8.1 Any company subsidiary to or associated with the Principal Employer or other employer associated with the Principal Employer may with the consent of the Principal Employer and the Trustees participate in the Scheme by executing jointly with the Principal Employer and the Trustees a deed whereby it undertakes to observe and perform all things which are by the Trust Deed and the Rules applicable to it as a Participating Employer provided that no such employer shall participate in the Scheme unless the Trustees are satisfied that such participation would not prejudice the Approval of the Scheme. Unless the Principal Employer decides otherwise, the Participating Employer shall undertake in such deed to nominate the Principal Employer (or any other Employer chosen by the Principal Employer) to take decisions for it on matters relating to the Pensions Act, in particular in relation to Sections 16 to 21 (member-nominated trustees or directors) Section 35 (statement of investment principles) and Sections 56 to 61 (minimum funding requirements and schedule of contributions).

8.2 The participation of a Participating Employer in the Scheme shall cease upon the happening of one or more of the following events:

     8.2.1 if the Participating Employer with the consent of the Principal Employer gives notice terminating its liability to pay contributions to the Fund in accordance with the provisions of sub-Clause 12.1;

     8.2.2 if the Participating Employer fails to observe and perform the covenants, agreements and provisions relating to it under the Trust Deed and the Rules;

     8.2.3 if the Participating Employer enters into liquidation or ceases to carry on business or is dissolved unless a successor in business of the Participating Employer undertakes to take the place of the Participating Employer for all the purposes of the Scheme;

     8.2.4 if the degree of association of the Participating Employer with the Principal Employer ceases to be such as enables its participation in the Scheme to be consistent with the continued Approval of the Scheme but so that notwithstanding such cesser the Participating Employer may continue to participate in the Scheme for such period (if any) not exceeding such period as is acceptable to the Board of Inland Revenue as the Participating Employer the Principal Employer and the Trustees shall agree.

8.3  In the event that 8.3.1

           a Participating Employer ceases in accordance with sub-Clause 8.2 of this Clause to participate in the Scheme; or

     8.3.2 part of the business of any of the Employers is disposed of and the Principal Employer at its discretion directs that the provisions of this sub-Clause shall apply (but not otherwise)

     such part of the Fund as the Trustees on the advice of the Actuary determine to be applicable to those Members employed by that Participating Employer or in that part of the business as the case may be and who are not immediately transferred to the employ of another of the Employers or another part of the business shall be applied in accordance with the provisions of Clause 15 (mutatis mutandis) except that the Trustees may with the approval of the Principal Employer postpone the application of this sub-Clause for such period (not extending beyond the date of termination of the Scheme) as the Trustees think fit on the basis that no further benefits shall accrue for such Members under the Rules and that no further contributions shall be made by such former Participating Employer or such Members and that no further Employees of such former Participating Employer shall be admitted to membership.

8.4 The Trustees may subject to the approval of the Principal Employer determine that the provisions of sub-Clause 8.3 of this Clause shall apply in addition to such part of the Fund as the Trustees on the advice of the Actuary determine to be applicable to all or any of those Members or other Beneficiaries within any one or more of the following categories:

     8.4.1 Members in receipt of pensions from the Fund who were last in Pensionable Service by virtue of employment by that Participating Employer or in that part of the business (as the case may be);

     8.4.2 Members prospectively entitled to deferred pensions from the Fund who were last in Pensionable Service by virtue of such employment as aforesaid;

     8.4.3 Beneficiaries entitled or contingently entitled to pension on the death of those Members who were last in Pensionable Service by virtue of such employment as aforesaid.

9.   EXPENSES

     Subject to sub-Clause 4.4(B) all costs charges and expenses of or incidental to the establishment administration and management of the Scheme shall be met by the Trustees out of the assets of the Scheme except to the extent that the Principal Employer determines that such costs charges and expenses shall be met by the Employers in which event they shall be met by each of the Employers in such proportions as the Principal Employer shall determine. The Voluntary Contributions Fund shall bear such costs charges and expenses as may be properly chargeable thereto in accordance with the manner in which the Voluntary Contributions Fund is from time to time invested.

10.  ACCOUNTS

10.1 The Trustees shall keep such accounts registers and records as may be necessary for the proper administration of the Scheme and as may be required by the Pensions Act and shall cause the said accounts to be audited annually by the Auditor (as defined in sub-Clause 10.2).

10.2 The Trustees shall appoint as auditor to the Scheme (the "Auditor") a person or firm qualified to act as auditor under the Pensions Act. The Auditor shall be provided with such information and evidence as he may properly require.

11.  ACTUARIAL INVESTIGATIONS

11.1 The Trustees shall appoint as actuary to the Scheme (the "Actuary") an actuary (being a Fellow of the Institute of Actuaries or of the Faculty of Actuaries in Scotland) and may at any time and from time to time revoke such appointment and appoint another such actuary subject to the requirements of the Pensions Act.

11.2 The Trustees shall instruct the Actuary to make an actuarial investigation of the financial condition of the fund at such intervals consistent with the requirements of the Pensions Act as the Trustees shall arrange in consultation with the Principal Employer. The Employers and the Trustees shall furnish to the Actuary all accounts and information which the Actuary may reasonably require for that purpose.

11.3 The Trustees shall require the Actuary to report to them and to the Principal Employer in writing on the completion of each actuarial investigation carried out pursuant to the provisions of sub-Clause 11.2 of this Clause. If such actuarial investigation discloses a significant surplus or deficiency in the Fund the Trustees shall subject to the approval of the Principal Employer determine what action shall be taken having regard to the recommendations of the Actuary. Such action may include the return of the whole or any part of a surplus to the Employers in such proportions as shall be determined by the Actuary but only in so far as such action shall have been expressly approved by the Board of Inland Revenue and subject to compliance with Section 37 of the Pensions Act.

11.4 The Trustees shall instruct the Actuary to prepare such other valuations, reports and certificates as may be required by the Pensions Act.

12.  TERMINATION, SUSPENSION OR REDUCTION OF EMPLOYERS' LIABILITY

12.1 The Principal Employer or any other Employer with the consent of the Principal Employer may at any time terminate its liability and (where applicable) that of its Employees to pay contributions to the Fund by notice in writing to the Trustees.

12.2 Where an Employer terminates its liability to pay contributions to the Fund in pursuance of sub-Clause 12.1 of this Clause its liability to pay contributions assessed and due before the date of termination shall not be affected.

12.3 The liability of the Employers or any of them to pay contributions to the Fund may, with the consent of all the Employers and subject (where applicable) to the requirements of Sections 56 to 61 of the Pensions Act, be suspended or reduced at any time by notice in writing given to the Trustees by the Principal Employer in which event the Rules shall be appropriately altered or added to in accordance with the provisions of Clause 7 to such extent as may be necessary in the opinion of the Trustees on the advice of the Actuary to take account of such suspension or reduction.

13.  SUBSTITUTION OF PRINCIPAL EMPLOYER

13.1 The Trustees may at any time enter into an agreement with any body corporate or firm which as the result of any amalgamation or reconstruction or otherwise may for the time being be carrying on the business of or substantially the same business as that carried on by the Principal Employer or which directly or indirectly controls or is otherwise associated with the Principal Employer or any other body corporate or firm for the time being participating in the Scheme whereby that body corporate or firm undertakes to perform the obligations of the Principal Employer under the Scheme and thereupon the Principal Employer shall be released from all the said obligations and such other body corporate or firm shall be deemed to be substituted for the Principal Employer as the person entitled to exercise the rights powers and discretions vested in the Principal Employer under the Scheme and liable to perform the said obligations. This Deed and the Rules shall thenceforth have effect as if such other body corporate or firm had been a party to and had executed this Deed in place of the Principal Employer and as if references to the Principal Employer contained in the Trust Deed and the Rules were references to such body corporate or firm.

13.2 In the event that the Principal Employer enters into liquidation or ceases to carry on business or is dissolved and there is no agreement to substitute any other body corporate or firm as the Principal Employer such as is mentioned in sub-Clause 13.1 of this Clause and no reasonable expectation of such agreement then and in any such event the Trustees may determine the Scheme or may by deed exercise the power under Clause 7 to alter or add to all or any of the trusts powers and provisions of the Trust Deed or the Rules without the concurrence of the Principal Employer and may make such arrangements or enter into such agreements (not being arrangements or agreements of such a kind as to prejudice the Approval of the Scheme) as they shall in their discretion think fit for the continuation of the Scheme.

14.  EVENTS LEADING TO TERMINATION OF THE SCHEME

14.1 Subject to the provisions of this Clause the Scheme shall be determined upon the happening of any one of the following events:

     14.1.1 if the Principal Employer terminates its liability and (where applicable) that of its Employees to pay contributions to the Fund under sub-Clause 12.1 (unless the Trustees shall resolve that the determination of the Scheme shall be deferred);

     14.1.2 if the Principal Employer fails at any time to pay to the Trustees any sum or sums due under the Trust Deed or the Rules within the period required by the Trustees or fails to observe and perform any other of its obligations under the Trust Deed or the Rules (unless the Trustees shall resolve that the determination of the Scheme shall be deferred);

     14.1.3 if it shall appear to the Trustees that the Fund is insolvent or if they receive actuarial advice to that effect and the Trustees thereupon resolve to determine the Scheme;

     14.1.4 if the Trustees exercise the power to determine the Scheme conferred on them in certain events by sub-Clause 13.2;

     14.1.5 if the Trustees resolve to determine the Scheme at any time after it would have determined under any of sub-paragraphs 14.1.1, 14-1.2 or 14.1.4 of this sub-Clause but for a decision by the Trustees that the determination of the Scheme should be deferred;

     14.1.6 if the period specified in Clause 16 for the duration of the Scheme shall expire.

14.2 Upon the Scheme being determined the liability of each of the Employers and (where applicable) the Members to pay contributions to the Fund (if not already terminated) shall terminate but without prejudice to the liability for the payment of any contributions assessed and due before the date of termination and the Fund shall be applied in accordance with the provisions of Clause 15.

15.  TERMINATION OF THE SCHEME

15.1 On the termination of the Scheme the Trustees shall subject to:

     15.1.1 meeting out of the Fund all costs charges and expenses of or incidental to the administration and the termination of the Scheme which in the opinion of the Trustees may not be recoverable from the Employers and any tax for which the Trustees may be accountable; and

     15.1.2 repaying and paying interest on and the expenses in connection with any moneys borrowed for the purposes of the Scheme; and

     15.1.3 completing the application of any lump sum benefit which has become payable in accordance with the provisions of Rule 15 on the death of a Member prior to such termination wind up the Fund by applying the assets thereof in the manner hereinafter prescribed.

15.2 The Trustees shall apply the Voluntary Contributions Fund so far as the same may be available in the provision for and in respect of each of the Members who have paid voluntary contributions and who have not retired of such benefits as the Trustees shall determine to be appropriate having regard to the portion of the Voluntary Contributions Fund which they determine to be attributable to voluntary contributions paid by the Member and to any decision by the Trustees pursuant to sub-Clause 2.4 to maintain a segregated fund within the Voluntary Contributions Fund in respect of the Member and to such arrangements as the Trustees shall have made with the Member and such wishes as he shall have notified to the Trustees as to the benefits to be provided under the Scheme by his voluntary contributions and such Members shall (except to the extent that a segregated fund has been maintained in respect of any Member as aforesaid) rank pari passu among themselves in relation to such benefits.

15.3 Subject to the foregoing provisions of this Clause the Trustees shall apply the remaining assets in the Fund towards satisfying (to the extent not already satisfied) the outstanding liabilities of the Scheme in accordance with Section 73 of the Pensions Act. Thereafter any remaining assets in the Fund shall be applied in so far as the same may be available in the following order of priority:

     FIRST

     In securing (in so far as the Trustees have not already done so) the payment of:

     (i) immediate annuities for those persons who are in receipt of pensions under the Scheme equal to such pensions;

    (ii) immediate annuities for those persons whose retirement on pension has been deferred beyond Normal Pension Date equal to the pensions to which such persons would have been entitled under the Scheme had such persons retired on pension immediately prior to the date of termination of the Scheme;

   (iii) contingent annuities for those persons entitled to pensions on the death of those persons within either of the categories (i) and (ii) above equal to such pensions but excluding all pensions attributable to Member's Voluntary Contributions.

     SECOND

     In meeting the following liabilities of the Fund in so far as they have not already been satisfied:

     (i) any equivalent pension benefits within the meaning of Section 13 of the Pension Schemes Act;

    (ii) any guaranteed minimum pensions and any accrued tights to guaranteed minimum pensions;

   (iii) any state scheme premiums as described in Part III of the Pension Schemes Act.

     THIRD

     In securing (in so far as the Trustees have not already done so):

     (i) for and in respect of those Members who before the date of termination of the Scheme had left Service with an entitlement to a deferred pension under sub-Rule 18.1 but had not reached Normal Pension Date or retired early and any other persons prospectively entitled to a deferred pension under the Scheme at the date of termination of the Scheme, annuities payable from their Normal Pension Date equal to the deferred pensions to which they were entitled under the Scheme immediately prior to the date of termination of the Scheme and annuities contingent upon their death equal to the pensions contingent upon their death which were provided under the Scheme in respect of them immediately prior to the date of termination of the Scheme;

    (ii) for and in respect of those Members who on the date of termination of the Scheme were still in Service and had not reached Normal Pension Date, deferred annuities payable from their Normal Pension Dates equal to the deferred pensions to which such Members would have been entitled under Rule 18.1 on the assumption that such Members had left Service immediately prior to the date of termination of the Scheme and had been Qualified Members and annuities contingent upon their death equal to the pensions contingent upon their death which (making the same assumption) would have been provided under the Scheme in respect of them immediately prior to the date of termination of the Scheme but excluding all pensions attributable to Member's Voluntary Contributions.

     FOURTH

     In respect of such part of the balance of the Fund then remaining as the Trustees with the consent of the Principal Employer shall decide in augmenting the benefits described in the First and Third Classes above within the limitations contained in the Inland Revenue Limits Rules in such manner as the Trustees shall on the advice of the Actuary and with the consent of the Principal Employer determine provided that the consent of the Principal Employer for the foregoing purposes shall not be required if the Principal Employer is then in receivership or liquidation (other than a voluntary liquidation for the purposes of amalgamation or reconstruction).

     FIFTH

     Subject to compliance with Section 76(2) of the Pensions Act in repaying to the employers any balance of the Fund remaining unexpended in such proportions as the Trustees on the advice of the Actuary shall determine.

     In the event of there being insufficient moneys to meet the liabilities in any of the First Second or Third Classes above the amount of each liability secured in that Class shall subject to Section 73 of the Pensions Act be abated in such manner and by such amount as the Trustees on the advice of the Actuary consider just and equitable.

15.4 An annuity to be secured for any person in accordance with sub-Clause 15.3 of this Clause shall be secured by the purchase from an Insurance Office of a policy which satisfies the requirements described in Rule 26 and which may contain such options consistent with Approval as the Trustees may determine including (without prejudice to the generality of the foregoing) in the case of a person who is a Member on the date of termination of the Scheme

     15.4.1 a provision allowing such person to elect to receive an appropriately reduced annuity earlier than Normal Pension Date (but not earlier than age fifty other than in the event of Incapacity);

     15.4.2 a provision allowing such person to commute for a lump sum the whole or part of such annuity on the date upon which it commences to be payable subject to the limitations contained in the Inland Revenue Limits Rules;

     15.4.3 a provision allowing such person on the commencement of such annuity to surrender part of it for an annuity to a Dependant or Dependants on terms similar to Rule 12.

15.5 Notwithstanding the foregoing provisions of this Clause the Trustees may exercise all or any of the following powers in the event of a termination of the Scheme instead of securing the whole or any part of the benefits to be secured in respect of some or all of the Members and other Beneficiaries in accordance with sub-Clauses 15.2 and 15.3 of this Clause:

     15.5.1 power to transfer all or any part of the assets in the Fund as the Trustees on the advice of the Actuary consider appropriate (subject to sub-Clause 15.1 of this Clause) to another retirement benefits scheme which has received Approval or any other fund or scheme or arrangement approved for the purposes of this sub-Clause by the Board of Inland Revenue (hereinafter called the "Receiving Scheme") to the intent that such Members and other Beneficiaries shall be entitled to such rights under the Receiving Scheme as may be agreed between the Trustees and the trustees or the administrator of the Receiving Scheme;

     15.5.2 power to purchase an insurance policy or annuity contract with the consent or at the request of the Member or other Beneficiary in accordance with the provisions of Rule 26;

     15.5.3 power to make arrangements in connection with any insurance policy or annuity contract held as part of the Fund to secure payment of the benefits under the foregoing provisions of this Clause whether by assignment of such policy or contract to the Member or other Beneficiary or otherwise.

15.6 Any transfer made pursuant to sub-Clause 15.5.1 of this Clause shall be subject to the same terms and conditions as those set out in sub-Rule 25.2.

15.7 The exercise of any power under sub-Clause 15.5 of this Clause shall discharge the Trustees from any further liability to provide the benefits that would otherwise have been payable under sub-Clause 15.2 or 15.3 of this Clause and the Trustees shall be under no liability to see to the application of the assets so transferred or assigned.

15.8 Until the completion of the winding-up of the Fund and subject to the provisions of sub-Clause 13.2 such of the provisions of the Trust Deed and the Rules as are not inconsistent with the foregoing provisions of this Clause shall continue in full force and effect including (without limitation) the power of amendment under Clause 7.

15.9 If a pension to be provided under any of the foregoing provisions of this Clause is trivial (as defined for the purpose of sub-Rule 11.2) or if a Member entitled thereto is in exceptional circumstances of serious ill-health the Trustees may make an immediate cash payment in lieu of such annuity and benefits subject to the provisions of sub-Rule 11.2 and sub-Rule 11.3. If the whole of a Member's pension is so commuted any pension payable in the event of his death which is trivial shall also be commuted for a cash sum payable to the Member.

15.10 Subject to the contracting-out requirements of the Pension Schemes Act the Trustees shall be entitled to assume in respect of any Member for the purposes of sub-Clauses 15.2 and 15.3 of this Clause that no marriages will be entered into or dissolved and no Children will be born after the date of termination of the Scheme.

15.11 If in securing any of the annuities for the persons to whom sub-Clause
      15.3 of this Clause refers the Trustees consider that it is impracticable or inexpedient to secure annuities the amounts and terms whereof are the same as the respective pensions referred to in sub-Clause 15.3 of this Clause the Trustees may secure annuities of such amounts and subject to such terms as they shall in their discretion determine but so that the said amounts and terms shall be as nearly as possible the same as the amounts and terms of the said respective pensions and shall be such as are consistent with the preservation requirements and the contracting-out requirements of the Pension Schemes Act.

16.  DURATION OF THE SCHEME

     Unless determined earlier in accordance with Clause 15 the trusts of the Scheme shall endure for eighty years from the date of the Trust Deed which period is specified to be perpetuity period for the said trusts and for such longer period as shall then be lawful and shall then be wound up.

17.  HEADINGS

     The headings in this Deed and the Rules are for reference purposes and shall not affect the construction thereof.

18.  CONSTRUCTION

     The trusts hereby created shall be construed and the rights of the parties thereto be governed by the laws of England and shall be subject to the jurisdiction of the courts of England.

IN WITNESS whereof this deed has been executed the day and year first above written

THE COMMON SEAL of FORMICA              )
LIMITED was hereunto affixed in the     )
presence of:                            )

                              Director
                                                            [SEAL]
                              Secretary

SIGNED and DELIVERED as a deed          )
by the said WILLIAM ADAMS in the        )
presence of:                            )

 ................................
Signature of Witness

 ................................
Name of Witness

 ................................
 ................................
 ................................
Address of Witness

 ................................
Occupation of Witness


SIGNED and DELIVERED as a deed          )
by the said PETER DENIS HALL in the     )
presence of:                            )

 ................................
Signature of Witness

 ................................
Name of Witness

 ................................
 ................................
 ................................
 ................................
Address of Witness

 ................................
Occupation of Witness

SIGNED and DELIVERED as a deed          )
by the said GEORGE HOGG                 )
in the presence of:                     )

 ................................
Signature of Witness

 ................................
Name of Witness

 ................................
 ................................
 ................................
 ................................
Address of Witness

 ................................
Occupation of Witness


SIGNED and DELIVERED as a deed          )
by the said WILLIAM HENRY STRIKE        )
in the presence of:                     )

 ................................
Signature of Witness

 ................................
Name of Witness

 ................................                       [Notary]
 ................................                       WE HEREBY CERTIFY
 ................................                       THIS TO BE A TRUE AND
 ................................                       ACCURATE COPY OF
Address of Witness                                     THE ORIGINAL
                                                       /s/ Herbert Smith
 ................................                       ........................
Occupation of Witness                                  HERBERT SMITH
                                                       Exchange House
                                                       Primrose Street
                                                       London EC2A 2HS
                                                       Date 18 February 1999
                                                       ........................

                                  THE SCHEDULE

                               TABLE OF CONTENTS

Rule      Heading                                                          Page

1.        DEFINITIONS ......................................................20
2.        MEMBERSHIP .......................................................26
3.        ADMISSION TO LIFE ASSURANCE MEMBERSHIP ...........................27
4.        ADMISSION TO MEMBERSHIP ..........................................27
5.        CONTINUATION OF AND RE-ADMISSION TO MEMBERSHIP ...................27
6.        MEMBERS' CONTRIBUTIONS ...........................................28
7.        EMPLOYERS' CONTRIBUTIONS .........................................28
8.        MEMBERS' VOLUNTARY CONTRIBUTIONS .................................28
9.        RETIREMENT PENSIONS ..............................................30
10.       PAYMENT OF PENSIONS ..............................................31
11.       COMMUTATION OF PENSION ...........................................31
12.       DEPENDANT'S PENSION OPTION .......................................32
13.       LUMP SUM ON DEATH IN SERVICE OF MEMBER OR LIFE
          ASSURANCE MEMBER .................................................33
14.       LUMP SUM ON DEATH AFTER RETIREMENT OR LEAVING
          SERVICE ..........................................................34
15.       APPLICATION OF LUMP SUM DEATH BENEFITS ...........................34
16.       SPOUSE'S PENSIONS.................................................35
17.       CHILDREN'S PENSIONS ..............................................37
18.       LEAVING SERVICE ..................................................39
19.       CEASING TO BE ELIGIBLE ...........................................39
20.       LEAVE OF ABSENCE .................................................40
21.       BROKEN SERVICE ...................................................41

Rule      Heading                                                          Page

22.       REVALUATION OF PENSIONS IN EXCESS OF GUARANTEED
          MINIMUM PENSIONS .................................................42
23.       ALTERNATIVES TO SHORT SERVICE BENEFIT ............................43
24.       AUGMENTATION AND DISCRETIONARY BENEFITS ..........................43
25.       TRANSFER TO ANOTHER SCHEME .......................................44
26.       PURCHASE OF ANNUITIES ............................................45
27.       RIGHT TO A TRANSFER PAYMENT ......................................47
28.       TRANSFER FROM ANOTHER SCHEME .....................................49
29.       GENERAL PROVISIONS ...............................................50
30.       PENSION INCREASES ................................................53
31.       INLAND REVENUE LIMITS ON BENEFITS ................................53
32.       CONTRACTING-OUT: PENSION SCHEMES ACT 1993 ........................54
33.       NATIONAL INSURANCE ACT 1965 ......................................54
34.       SPECIAL PROVISIONS APPLICABLE TO PART-TIME EMPLOYEES .............54
APPENDIX I INLAND REVENUE LIMITS RULES .....................................57
APPENDIX 2 CONTRACTING-OUT REQUIREMENTS ....................................71

                                     RULES

1.   DEFINITIONS

     Throughout the Trust Deed and Rules a reference to any enactment or any regulations thereunder shall be deemed to include a reference to any amendment or re-enactment thereof for the time being in force and unless the context otherwise requires the masculine includes the feminine the singular includes the plural and vice versa and the following words and expressions shall have the following meanings:

     "Active Member" means an Employee who has been admitted to membership of the Scheme under Rule 4 and has not ceased to be eligible by virtue of Rule 19.

     "Actuary" means the actuary for the time being appointed by the Trustees or otherwise acting as the Actuary to the Scheme as provided in Clause 11 of the Trust Deed.

    "Approval" means approval by the Board of Inland Revenue as an exempt approved scheme for the purpose of Chapter I of Part XIV of the Taxes Act.

    "Beneficiary" means (other than for the purposes of Rule 15) any person absolutely or contingently entitled to receive a benefit under the Scheme.

     "BTR Scheme" means the BTR Group Pension Scheme established by a trust deed dated 31st March 1988.

     "Calculation Date" means 6th April 1999 and each subsequent 6th April.

     "Child" or "Children" means in relation to a Member each legitimate child (including any such posthumous child) and step-child and legitimated child of and any child legally adopted by him (but excluding any such child who has been legally adopted by another person) who (a) is under the age of 16 years or, if over that age, is receiving full-time education or full-time vocational training approved by the Trustees and is under the age of 23 years and (b) is in the case of a step-child at the date of death of the Member living with him or financially dependent upon him to a substantial extent, and in determining whether a step-child is so dependent the decision of the Trustees shall be final. Provided that:

     (1) the category "Child" or "Children" shall exclude a child conceived after the date of the Member's retirement or leaving Pensionable Service, whichever is the earlier;

     (2) the Trustees may, subject to the consent of the Employer, in any particular case (i) extend the definition of "Child" or "Children" to include any illegitimate child of a Member; and/or (ii) determine that the relevant qualifying maximum age and the reference to full-time education or full-time vocational training and to a step-child living with or financially dependent upon a Member at the date of his death or any of these provisions may be ignored or that the relevant qualifying maximum age may be later than 16 years or 23 years (as the case may be), provided that Approval will not thereby be affected.

     "Commencement Date" means 1st November 1998.

     "Contracting-out Rules" means the contracting-out rules set out in Appendix 2 to these Rules.

     "Contribution Salary" means in relation to a Member the amount by which his Pensionable Salary received in the relevant pay period exceeds the equivalent for that period of the lower earnings limit as at 6th April 1998

     "Dependant" means in relation to a Beneficiary a person (being an individual) who in the opinion of the Trustees is or was at the time of death of the Beneficiary wholly or partly maintained or regularly financially assisted by the Beneficiary except that a legitimate child of the Beneficiary shall qualify as a Dependant without evidence of such maintenance or assistance if he is under the age of 18 or undergoing full-time educational or other vocational training; the term "Dependants" shall be construed accordingly.

     "Employee" means any employee or director of any of the Employers provided that in the case of a director

     (a) he is beneficially entitled to his director's fees and any other remuneration and is not under an obligation to account for them to another company or employer, and

     (b) such fees and other remuneration are not being treated for tax purposes as a receipt of a profession in which the director is engaged.

     "Employers" means the Principal Employer and any Participating Employers and in relation to any particular Employee "Employer" means that one of the Employers by which he is at the relevant time employed or by which he was last employed.

     "Final Pensionable Salary" means in relation to a Member, but subject to Rule 20, the highest total of his Pensionable Salary in any complete Tax Year within the period of five years ending on the Normal Pension Date or the earlier date of retirement from or leaving Service or death or, if a Member has been in Service for less than twelve complete consecutive months, the annual equivalent of his Pensionable Salary over such shorter period, except that in relation to a Member who leaves Service or retires on or before 6th April 2001 Final Pensionable Salary shall mean the greatest of:-

     (a) his Pensionable Salary in the Tax Year ending on 5th April 1997 (if any)

     (b) his Pensionable Salary in the Tax Year ending on 5th April 1998 (if any)

     (c) his Pensionable Salary in the Tax Year ending on 5th April 1999 (if any)

     (d) his Pensionable Salary in the Tax Year ending on 5th April 2000 (if any), and

     (e) his BTR notional pay used to calculate his transfer payment (if any) from the 1985 Scheme to the BTR Scheme as at 5th April 1997.

     "Fund" means the money and other assets including the income and profits therefrom and accretions thereto held by the Trustees for the purposes of the Scheme.

     "Incapacity" means physical or mental deterioration which prevents a Member from following his normal employment.

     "Index" means the Index of Retail Prices published by the Department of Employment, or any other official cost-of-living index selected by the Trustees and approved by the Board of Inland Revenue.

     "Inland Revenue Limits Rules" means the Inland Revenue Limits set out in Appendix I to these Rules.

     "Insurance Office" means any insurance company or insurance office which satisfies the requirements stated in Section 19(4)(a) of the Pension Schemes Act.

     "Life Assurance Member" means an Employee who has been admitted to and remains in membership of the Scheme under sub-Rule 2.1.

     "Member" means an Employee who has been admitted to membership of the Scheme pursuant to Rule 4 and such a person shall continue to be a Member so long as but only so long as he is entitled or prospectively entitled to any benefit under the Scheme but excludes a Life Assurance Member except where otherwise provided in the Rules.

     "Member's Normal Contributions" means in relation to a Member the total of:

     (a) in the case of a Member who prior to 6th April 1997 was a member of the 1985 Scheme, the contributions which counted as Member's Normal Contributions under the 1985 Scheme; and

     (b) in the case of a Member who prior to the Commencement Date was a member of the BTR Scheme in respect of whom a transfer payment is received by the Scheme under sub-Rule 28.5, his contributions paid to the BTR Scheme; and

     (c)  his contributions paid to the Fund under Rule 6

     together with interest thereon added as at each Calculation Date at the rate of 5% per annum (and so in proportion for each complete month in any incomplete year) calculated on the total of his contributions at the previous Calculation Date and any interest added previously.

     "Member's Total Contributions" means in relation to a Member the aggregate of the Member's Normal Contributions and (if any) the Member's Transferred Contributions.

     "Member's Transferred Contributions" means in relation to a Member the amount (if any) certified by the trustees or other administrator of the other scheme referred to in Rule 28 (excluding the BTR Scheme in the case of a Member in respect of whom a transfer payment is received by the Scheme under sub-Rule 28.5) as representing the contributions made by him to the other scheme and to be treated as a contribution paid by him to the Fund, together with interest at such rate (if any) as the Trustees on the advice of the Actuary shall determine.

     "Member's Voluntary Contributions" means in relation to a Member his contributions to the Voluntary Contributions Fund.

     "1985 Scheme" means the Formica Limited Pension Scheme established by a trust deed dated 19th September 1985.

     "Normal Pension Date" means in relation to a Member the 65th birthday. The application of this definition throughout the Rules shall be on the basis that if a Member were to retire at the Normal Pension Date such day would be his last day in Service.

     "Participating Employer" means any company or other employer admitted to participation in the Scheme in accordance with the provisions of sub-Clause 8.1 of the Trust Deed.

     "Pensionable Salary" means in relation to a Member, subject to Rule 20, the basic salary or wage paid to him by the Employer, together with any shift premium and overtime payments, but excluding director's fees, commission, bonuses and any other fluctuating emoluments.

     "Pensionable Service" means in relation to a Member:

     (a) the last or only period of Service as a Member excluding (i) any period or periods which are not to be regarded as Pensionable Service under Rule 19 or 20 and (ii) any period after Normal Pension Date; and

     (b) such other periods as may be determined to be periods of Pensionable Service in pursuance of the powers contained in Rule 20, Rule 24 or Rule 28.

     Provided that:

     (1) Pensionable Service shall be calculated in complete years and days and in any such calculation each day of an incomplete year shall be included as 1/365 of a year;

     (2) any period as may be determined to be a period of Pensionable Service as referred to in paragraph (b) of this definition shall be Pensionable Service to such extent for such purposes and on such terms and conditions as may be specified in the relevant determination;

     (3) for the purpose of sub-Rule 27.1 Pensionable Service shall have the meaning described in paragraph (a) of this definition except that no account shall be taken of any period which is not a period of actual service with the Employers.

     "Pensions Act" means the Pensions Act 1995 and all references thereto and the provisions thereof shall where appropriate be interpreted as references to the parallel provisions in force in Northern Ireland; words and expressions defined in the Pensions Act shall have the same meaning when used in the Trust Deed and the Rules unless the context otherwise requires.

     "Pension Schemes Act" means the Pension Schemes Act 1993 and all references thereto and the provisions thereof shall where appropriate be interpreted as references to the parallel provisions in force in Northern Ireland; words and expressions defined in the Pension Schemes Act shall have the same meaning when used in the Trust Deed and the Rules unless the context otherwise requires.

     "Principal Employer" means Formica Limited or any other body corporate or Firm which has entered into an agreement with the Trustees to fulfil the liabilities and obligations of the Principal Employer under the Scheme pursuant to sub-Clause 13.1 of the Trust Deed.

     "Qualified Member" means a Member who retires from or leaves Service before the Normal Pension Date having completed not less than two years' Qualifying Service and in the case of a Member who re-enters Service shall be determined separately in relation to each period of Service except as otherwise provided in the definition of Qualifying Service.

     "Qualifying Service" means in relation to a Member the aggregate of:

     (a)  his Pensionable Service

     (b) any period of employment while a member of any other retirement benefit scheme in respect of which the Member has become entitled to additional rights under the Scheme in substitution for accrued rights under such other scheme;

     EXCEPT THAT

     (1)  if a Member re-enters Pensionable Service

          (i)  after a break not exceeding one month; or

         (ii) no later than one month after returning to work having exercised a right under Section 71 of the Employment Rights Act 1996 or in exercise of a right under Section 79 of the Employment Rights Act 1996 following a period of absence for pregnancy or confinement; or

        (iii) after a break corresponding to the Member's absence from work in furtherance of a "trade dispute" as defined in Section 35(l) of the Jobseekers Act 1995 then on re-admission to or continuation of membership of the Scheme (as the case may be) the two periods of Pensionable Service shall be regarded as continuous,

     (2) if having completed two years' Qualifying Service the Member re-enters Pensionable Service he shall be deemed on any subsequent occasion on which he leaves Pensionable Service to have completed the said period;

     (3) subject to (1) above no account shall be taken by any period which does not qualify the Member for benefits payable on or after the Normal Pension Date;

     (4)  no period shall be reckoned more than once.

    "Relatives" means in relation to a Beneficiary the spouse of the Beneficiary and the ancestors and the descendants of the Beneficiary and the spouses of such ancestors and descendants, the Beneficiary's brothers sisters uncles aunts (whether of the whole or half blood) the spouses and descendants of them and for the purpose of this definition "descendant" shall include an adopted child.

    "Rules" means these rules and any alterations to them made under the powers contained in the Trust Deed.

     "Scale Pension" means in relation to a Member (subject to sub-Rule 9.4) a pension of such annual amount as is equal to the total of:

     (1) 1.667% of his Final Pensionable Salary multiplied by the period of Pensionable Service from and including the Commencement Date, and

     (2) such percentage of his Final Pensionable Salary as is accredited to him in respect of a transfer payment received by the Scheme in respect of him (if any) from the BTR Scheme under sub-Rule 28.5 except that if immediately prior to 6th April 1997 the Member had been a member of the 1985 Scheme, and a transfer payment was subsequently made in respect of him from the 1985 Scheme to the BTR Scheme, that part of his Scale Pension relating to Service prior to 6th April 1997 shall not be less than the pension that he had accrued under the 1985 Scheme increased in respect of the period from 6th April 1997 to the date on which his Pensionable Service is terminated by the revaluation percentage specified as being relevant in an order made under Section 84 of the Pension Schemes Act during the calendar year before the year in which the Member's Pensionable Service is terminated subject to a maximum of 66.667% of Final Pensionable Salary or, if the Member continues to pay contributions under sub-Rule 6.1 after this percentage has been accrued, such greater percentage as would not prejudice Approval of the Scheme.

     "Scheme" means the Formica Limited 1998 Pension Scheme constituted by the Trust Deed and the Rules.

     "Service" means in relation to an Employee or Member

     (a) service with the Employers and so that for the purpose of the Scheme transfer of service between any of the Employers shall not be construed as termination of Service, and

     (b) any other period which the Principal Employer determines to be Service provided that such determination shall not prejudice Approval of the Scheme.

     "Special Director" means a Member who, at any time in the last ten years before retirement, or leaving Pensionable Service if earlier, has been a director within the definitions of a director in both Section 612 and paragraph (b) of Section 417(5) of the Taxes Act in relation to the Employer.

     "Taxes Act" means the Income and Corporation Taxes Act 1988.

     "Tax Year" means each year ending on 5th April or such other period (if any) which is a tax year for the purposes of the Pension Schemes Act.

    "Trust Deed" means the deed to which these Rules are annexed and any deed supplemental thereto.

     "Trustees" means the trustee or trustees for the time being of the Scheme."

     "Voluntary Contributions Fund" means the fund maintained in accordance with Clause 2.3 of the Trust Deed.

     "Voluntary Contributions Fund Account" means in relation to a Member who has paid Member's Voluntary Contributions an account maintained by or on behalf of the Trustees in accordance with sub-Clause 2.4 of the Trust Deed.

2.   MEMBERSHIP

2.1 Subject to sub-Rule 5.2, an Employee shall be eligible for admission to membership of the Scheme as a Life Assurance Member under Rule 3 if he

     2.1.1 is not eligible under sub-Rule 2.2, and

     2.1.2 is not a casual Employee or a temporary Employee employed on a fixed term contract, and

     2.1.3 is normally employed in the United Kingdom.

2.2 Subject to sub-Rule 5.2, an Employee who has not reached age 65 shall be eligible for admission to membership of the Scheme as a Member under sub-Rule 4.1 if he

     2.2.1 is a permanent Employee who commenced employment with the Principal Employer after 1st May 1998, or

     2.2.2 is a temporary Employee with at least six months' continuous Service (but excluding any casual Employee or a temporary Employee employed on a fixed term contract), or

     2.2.3 was an active member of the BTR Scheme immediately prior to the Commencement Date and signed an application form to join the Scheme and is normally employed in the United Kingdom.

2.3 The Principal Employer may at any time by notice in writing to the Trustees direct that any person or class of persons specified in that notice shall not be eligible for admission to membership of the Scheme or shall cease to be eligible for continued membership of the Scheme and any notice given under this sub-Rule shall have effect notwithstanding the foregoing provisions of this Rule.

2.4 The Principal Employer may at any time direct that membership of the Scheme shall be closed and thereafter no person shall be eligible to become a Member.

2.5 The Trustees may on the application of the Employer admit an Employee to membership of the Scheme under Rule 3 or sub-Rule 4.1 notwithstanding that in his case one or more of the conditions set out in sub-Rule 2.1 or sub-Rule 2.2 are not fulfilled, or have ceased to be fulfilled, in which event the Trustees may determine with the advice of the Actuary, that the benefits under the Scheme as applicable to such Employee, and the terms and conditions applicable to his membership shall be varied in such manner as the Trustees shall consider appropriate or necessary.

3.   ADMISSION TO LIFE ASSURANCE MEMBERSHIP

     An Employee who is eligible for admission to membership of the Scheme under sub-Rule 2.1 shall be admitted to membership as a Life Assurance Member as from the date on which he becomes eligible under sub-Rule 2.1 and so that (i) he shall not pay contributions to the Fund under Rule 6 or Rule 8 while a Life Assurance Member, (ii) no benefit except the benefit under sub-Rule 13.1 shall apply in respect of him and (iii) he shall cease to be a Life Assurance Member as from the earliest date on which he can become a Member under sub-Rule 4.1.

4.   ADMISSION TO MEMBERSHIP

4.1 The Employer will give notice to an Employee on his first becoming eligible for admission to membership of the Scheme under sub-Rule 2.2 and unless within one calendar month of receipt of such notice the Employee informs the Employer in writing that he does not wish to become a Member he shall be admitted to membership of the Scheme as from the first day of the month coincident with or. if not coincident with, next following the date on which he becomes eligible under sub-Rule 2.2 (subject to sub-Rule 4.3 and Rule 5).

4.2 An Employee who gives notice in accordance with sub-Rule 4.1 that he does not wish to become a Member at his first opportunity may apply for membership of the Scheme within five years thereafter if he remains eligible and has not attained age 55 but his admission to membership shall be subject to the approval of the Employer, and on such terms and conditions as the Employer may, with the consent of the Trustees and the advice of the Actuary, consider appropriate or necessary.

4.3 Members shall provide to the Trustees upon request a birth certificate or other evidence of age acceptable to the Trustees a marriage certificate (where relevant) and such evidence of health or other information as the Trustees may at any time require and application for membership under sub-Rule 4.2 shall be made in such form and manner and accompanied by such information and evidence as shall in such case be required by the Trustees.

4.4 If the Trustees require a Member to provide evidence of health and such evidence is either not produced or is not satisfactory to the Trustees, the Trustees may refuse admission to membership of the Scheme or may modify any benefit or benefits payable to or in respect of the Member to such extent as the Trustees shall determine.

5.   CONTINUATION OF AND RE-ADMISSION TO MEMBERSHIP

5.1 A Member or Life Assurance Member may elect to withdraw from membership of the Scheme by giving not less than one month's written notice to the Trustees (or such lesser period of notice as the Trustees may agree to accept).

5.2 An Employee who has elected to withdraw from membership of the Scheme may be re-admitted as a Member under Rule 4 within five years thereafter provided that he has not attained age 55 but only with the approval of the Employer and the Trustees and nn such terms and conditions as the Employer may, with the consent of the Trustees and the advice of the Actuary, consider appropriate or necessary.

6.   MEMBERS' CONTRIBUTIONS

6.1 Except as otherwise provided in the Rules, each Member shall for the duration of his Pensionable Service pay contributions to the Fund at the annual rate of 5 per cent of his Contribution Salary. Such contributions shall cease to be payable if the Scale Pension is equal to 66.667% of the Member's Final Pensionable Salary unless the Member and the Employer agree otherwise and the continuation of contributions would not provide benefits that would prejudice Approval of the Scheme.

6.2 A Member's contributions shall be deducted from his pay (or otherwise collected) by the Employer at such intervals as the Employer shall determine and shall be paid over by the Employer to the Trustees or as the Trustees may direct on or before the 19th day of the month immediately following the month in which they are deducted.

6.3 The total contributions paid by the Member in any Tax Year to the Scheme and to any other Relevant Scheme (as defined in the Inland Revenue Limits Rules) providing benefits by virtue of Service shall not exceed 15% of his Remuneration (as defined in the Inland Revenue Limits Rules) for that year in respect of that Service or such higher amount as the Board of Inland Revenue may in any particular case permit.

7.   EMPLOYERS' CONTRIBUTIONS

7.1 Each Employer shall pay such contributions to the Fund as shall from time to time be determined by the Trustees on the advice of the Actuary and agreed with the Employer to be required together with the contributions of the Members under sub-Rule 6.1 to make due provision for the benefits of the Scheme for the Members and Life Assurance Members employed by such Employer.

7.2 The Employers' contributions shall be paid by the Employers to the Trustees or as the Trustees may direct at such intervals as may be arranged between the Trustees and the Employers.

7.3 The Employers may. with the agreement of the Trustees and provided Approval will not thereby be affected, at any time or times pay to the Fund any sum or sums in excess of the contributions required to be paid under sub-Rule 7.1 for any purpose designated by the Employers.

7.4 The provisions of sub-Rules 7.1 and 7.2 shall apply subject to the requirements of Sections 56 to 61 of the Pensions Act relating to the minimum funding requirement and schedules of contributions. The Trustees shall notify the Occupational Pensions Regulatory Authority and the Members in the event of an Employer failing to pay contributions in accordance with the schedule of contributions where such notification is required under Section 59 of the Pensions Act.

8.   MEMBERS' VOLUNTARY CONTRIBUTIONS

8.1 Subject to the provisions of this Rule, a Member may elect to make voluntary contributions to the Fund upon such terms and conditions as may be determined by the Trustees and notified to the Member in writing in order to provide benefits (being relevant benefits within the meaning of Section 612(1) of the Taxes Act) additional to those provided for him under the other provisions of the Rules.

8.2 The amount of the voluntary contributions shall not, when added to the Member's ordinary contributions under sub-Rule 6.1, exceed the limit stated in sub-Rule 6.3 and shall be further restricted by the Trustees to comply with the limits on benefits specified in the Inland Revenue Limits Rules.

8.3 The amount of the voluntary contributions in respect of any Tax Year shall not be less than the minimum amount determined from time to time by the Trustees such minimum amount not to exceed the greater of:

     8.3.1 0.5 per cent of the Member's earnings in that Tax Year from the Employers, and

     8.3.2 three times the weekly amount of the Lower Earnings Limit for that Tax Year.

8.4 The Trustees may require a period of notice to be given by the Member (which shall not exceed twelve months) of his intention to pay voluntary contributions at a specified rate or to vary that rate.

8.5 A Member may pay voluntary contributions to the Fund only while he is in Pensionable Service except that a Member who remains in Service after Normal Pension Date may with the consent of the Trustees elect to commence or continue the payment of voluntary contributions until the date of actual retirement or commencement of his pension (whichever is earlier).

8.6 The provisions of sub-Rule 6.2 shall apply similarly to the deduction (or other collection) by the Employer of voluntary contributions and the payment thereof.

8.7 Any pension secured by voluntary contributions shall be non-commutable unless the Member entered into arrangements to pay voluntary contributions to the 1985 Scheme prior to 8th April 1987 or the Approval of the Scheme would not otherwise be prejudiced.

8.8 Any additional benefit payable in lump sum form on the death of a Member shall, unless otherwise notified in writing to the Member during his lifetime, be payable in accordance with the provisions of Rule 15.

8.9 Any additional benefits to be provided under this Rule in respect of a Member who leaves Service before Normal Pension Date shall comply with the preservation requirements of the Pension Schemes Act,

8.10 Subject only to the Inland Revenue Limits Rules, the additional benefits payable under this Rule shall not be taken into account in determining the benefits payable under the other Rules unless otherwise determined by the Trustees and notified in writing to the Member.

8.11 If voluntary contributions are reduced, suspended or terminated the additional benefits to be provided under this Rule may be modified in such manner as the Trustees determine to be appropriate to take account of such reduction, suspension or termination.

8.12 The administrator of the Scheme shall comply with the requirements of Regulation 5 of the Retirement Benefits Scheme (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 and where the Scheme is the "leading scheme" in relation to a Member, with the requirements of Regulation 6 of those Regulations in so far as they concern main schemes. If those Regulations are amended or replaced by any other Regulations then this sub-Rule will have effect as if it had been amended or replaced accordingly.

8.13 If the Trustees receive any incidental benefit as a consequence of holding any particular asset as an investment for the purposes of this Rule they may at their discretion adjust Members' entitlements under this Rule in such manner as they think fit to take account of such benefit (provided that the basis for any such adjustment is consistent with Approval of the Scheme).

9.   RETIREMENT PENSIONS

     On the retirement of a Member (being an Eligible Employee) there shall be payable subject to the provisions of the Rules the appropriate pension as follows:

    9.1 Normal Retirement

    On the retirement of a Member from Service at the Normal Pension Date he shall be entitled to an annual pension equal to the Scale Pension.

9.2 Late Retirement

     If, with the consent of the Employer, a Member's retirement from Service is deferred until after the Normal Pension Date he shall at the date of his retirement be entitled to an annual pension equal to the Scale Pension which would have been payable to him had he retired at the Normal Pension Date increased by such amount as the Actuary may certify to be appropriate having regard to the period by which his retirement is deferred. In no case may payment of a Member's guaranteed minimum pension be postponed for more than five years without the Member's consent and accordingly where the Member is still in Service on the fifth anniversary of the date on which he attains pensionable age. this sub-Rule shall (unless the Member elects otherwise) have effect in like manner as if the Member had retired from Service on such date.

9.3  Early Retirement - Voluntary

     If a Member retires from Service having attained aged 50 but prior to the Normal Pension Date and sub-Rule 9.4 does not apply then with the consent of the Employer he shall be entitled to the Scale Pension except that, if he has not attained age 60, the Scale Pension shall be reduced by such amount as the Trustees shall determine on a basis certified as reasonable by the Actuary. The Member may, if he so wishes, elect at retirement that Rule 18 shall apply to him in which event no benefit shall be payable under or in relation to this sub-Rule 9.3.

9.4  Early Retirement - Incapacity

     If a Member retires from Service at any time on account of Incapacity proved to the satisfaction of the Employer and the Trustees (having taken independent medical advice) then with the consent of the Employer he shall be entitled to the Scale

     Pension, except that if in the opinion of both the Employer and the Trustees (having taken independent medical advice) the Member is incapable of any form of gainful employment then with the consent of the Employer the Scale Pension shall be calculated by reference to the period of Pensionable Service that would have been completed had the Member retired at Normal Pension Date subject to the Employer paying to the Scheme such additional contributions (if any) as the Trustees determine with the advice of the Actuary to be required in respect of such increase in the Scale Pension unless alternative financial provision is agreed between the Trustees and the Principal Employer. The Member may, if he so wishes. elect at retirement that Rule 18 shall apply to him in which event no benefit shall be payable under or in relation to this sub-Rule 9.4.

     PAYMENT OF PENSIONS

     A pension under Rule 9 or Rule IS shall commence:

     (a)  in the case of a pension under Rule 9 on the first day of retirement;

     (b) in the case of a pension under Rule 18, subject to sub-Rule 18.4, on the day immediately following the Normal Pension Date;

     and (subject to sub-Rule 29.4) the first instalment of such pension shall be payable on the first day of the month coincident with or (if not coincident with) next following the date upon which such pension commences and shall include a proportionate payment calculated by reference to the period from the day upon which such pension commences until the end of the calendar month. Thereafter. the pension shall be payable by monthly instalments in advance on the first day of each calendar month (or by such other periodical instalments as the Trustees may in their absolute discretion determine) throughout the lifetime of the Member and the last instalment of pension shall fall due on the first day of the month immediately prior to the date of death.

     If the Trustees shall determine that the periodical instalments of a pension should be payable other than monthly references in the foregoing provisions of this Rule to a month and to instalments of pension falling due on the first day of a month shall be construed as references to such other period as the Trustees shall determine, by reference to which instalments of pension shall be payable and to instalments of pension falling due on the first day of such period, as appropriate.

     COMMUTATION OF PENSION

     A Member may, with the consent of the Trustees, elect to exchange at the date of commencement of his pension part of that pension for a cash sum not exceeding (when added to similar lump sums under all other Relevant Schemes as defined in the Inland Revenue Limits Rules) 3/80ths of Final Salary (as defined in sub-Rule 11.7) for each complete year of Service together with a proportionate amount for each day in any incomplete year.

     If the pension payable to any person under the Scheme (calculated before the exercise of any option under sub-Rule 11.1 or Rule 12) is trivial the Trustees may at their discretion commute the whole of the pension under the Scheme at the date on which it would otherwise have commenced for a cash sum. If the whole of a Member's pension is so commuted any pension payable in the event of his death which is trivial shall also be commuted for a cash sum payable to the Member. A person's benefit is "trivial" only if the total value of all that person's benefits from occupational pension schemes in respect of the Member's employment with the Employer is (in the opinion of the Trustees) less than the value of a pension of pound sterling 260 a year (or such other amount as may be prescribed from time to time under the Pension Schemes Act). Where a Member has a guaranteed minimum pension this sub-Rule shall apply subject to paragraph 1 of Section D of the Contracting-out Rules.

11.3 In the case of a Member who is in exceptional circumstances of serious ill health, the Trustees may at their discretion commute the pension becoming payable to him under the Scheme at the date on which it would otherwise have commenced for a lump sum payment of an amount determined by the Actuary to be equivalent thereto.

11.4 The exercise of the option under sub-Rule 11.1 or sub-Rule 11.3 shall be subject to such restriction as the Trustees determine to be appropriate to ensure that there shall remain payable to the Member a pension not less than the guaranteed minimum pension at the later of the date of surrender and the date of his attainment of pensionable age.

11.5 The rate of conversion of pension to cash sum for the purpose of this Rule shall be determined by the Trustees on a basis certified as reasonable by the Actuary and acceptable to the Board of Inland Revenue.

11.6 Any election by a Member under this Rule must be made (i) by notice in writing to the Trustees to be given within the period of six months prior to the date on which the pension becomes payable and (ii) not earlier than the election of an option under Rule 12.

11.7 For the purpose of this Rule the expression "Final Salary" means the aggregate of the following amounts:

     11.7.1 the basic salary of the Member for the last complete twelve months; and

     11.7.2 the annual average of the total fluctuating cash emoluments of the Member for the last three complete Tax Years and for the period from the end of the last complete Tax Year to the end of the month coincident with or, if not coincident with. next following the relevant date of retirement or leaving Service.

11.8 The Trustees may, with the consent of the Employer, allow a Member to exchange pension for a cash sum greater than the appropriate maximum amount specified in sub-Rule 11.1 provided that Approval of the Scheme would not thereby be prejudiced.

12. DEFENDANT'S PENSION OPTION

12.1 Subject to the provisions of this Rule a Member may elect by notice in writing to the Trustees within the period of six months prior to the date of commencement of his pension to surrender a part of such pension in excess of the guaranteed minimum pension in order to provide for his spouse or any other Dependant who is approved by the Trustees in the event of his death a pension of an amount not exceeding the remaining part of the Member's pension entitlement under the Scheme which in the opinion of the Trustees with the advice of the Actuary is equal in value to the reduction in the Member's own pension.

12.2 In the event of the death of the Member before the earlier of his date of retirement and the Normal Pension Date or of his spouse or Dependant before the commencement of the Member's pension under the Scheme any election made as aforesaid shall cease to have effect. An election once made shall otherwise not be cancelled without the consent of the Trustees.

12.3 An election under this Rule may not be exercised to provide a pension for a spouse or Dependant which is less than such minimum amount as the Trustees may from time to time determine.

12.4 Any election under this Rule in favour of a spouse or Dependant may only be made if the marriage or dependency (as the case may be) existed on the date on which the notice was given.

12.5 A pension for a spouse or Dependant under this Rule shall be payable by monthly instalments (or by such other periodical instalments as the Trustees may in their absolute discretion determine) in advance throughout the lifetime of the spouse or Dependant (or in the case of a Child until such earlier date as may be appropriate under the terms of Rule 17) the first instalment failing due on the first day of the month (or other period) coincident with or if not coincident with next following the date of the Member's death and the last instalment falling due on the first day of the month (or other period) immediately prior to the date of the spouse or Dependant's death. Provided that if the date of the Member's death is not coincident with the first of a month the first payment of the spouse or Dependant's pension will be made on the day following the date of the Member's death and will be a proportion of the first full monthly instalment of such pension.

13.  LUMP SUM ON DEATH IN SERVICE OF MEMBER OR LIFE ASSURANCE MEMBER

13.1 If a Member dies while an Active Member and on or before the Normal Pension Date there shall be paid in accordance with Rule 15 and subject to sub-Rule 13.4 a lump sum equal to the greater of:

     13.1.1 three times the amount of his basic salary at the date of death, to which shall be added an amount equal to the Member's Normal Contributions, and

     13.1.2 three times his Pensionable Salary for the previous Tax Year plus

            any Member's Transferred Contributions.

13.2 If a Member (being an Active Member) dies while in Service after the Normal Pension Date and before commencement of his pension there shall be paid in accordance with Rule 15 and subject to sub-Rule 13.4 a lump sum equal in amount to the total of:

     13.2.1 the cash sum which could have been payable to him if he had retired on the day immediately preceding the date of his death, having exercised the option under sub-Rule 11.1, and

     13.2.2 five times the annual rate of pension which would have been payable at the date of his death (disregarding any pension increases) after exercising the option under sub-Rule 11. 1 as aforesaid.

13.3 If a Life Assurance Member dies on or before the Normal Pension Date there shall be paid in accordance with Rule 15 a lump sum equal to the amount of his basic salary at the date of death.

13.4 If a Member to whom sub-Rule 13.1 or 13.2 applies had joined the Scheme on the Commencement Date, was a member of the BTR Scheme immediately before that date and did not consent to the transfer of his past service rights from the BTR Scheme to the Scheme the amount of the lump sum payable under sub-Rule 13.1 or 13.2 (as appropriate) shall be adjusted on the terms previously notified to the Member in writing.

14.  LUMP SUM ON DEATH AFTER RETIREMENT OR LEAVING SERVICE

14.1 If a Member dies within the period of five years after commencing to receive a pension under the Scheme there shall be paid in accordance with Rule 15 a lump sum equal in amount to the instalments of pension which would have been payable to the Member during the remainder of the aforesaid period of five years, assuming the Member had survived during such period, at the rate payable at the date of his death.

14.2 If a Member who is entitled to a deferred pension under Rule 18 dies on or before the Normal Pension Date there shall be paid in accordance with Rule 15 a lump sum equal in amount to the Member's Normal Contributions, less any deduction or reduction in consequence of any provisions of the Rules.

14.3 If a Member dies on or before the Normal Pension Date having commenced to receive an enhanced Scale Pension under sub-Rule 9.4 because he was deemed to be incapable of any form of gainful employment there shall be paid in accordance with Rule 15 and subject to sub-Rule 13.4 the lump sum that would have been payable under sub-Rule 13.1 had he died immediately prior to the date of retirement.

15. APPLICATION OF LUMP SUM DEATH BENEFITS

15.1 Subject to the provisions of this Rule, in relation to any benefit payable under the Scheme on the death of a Member or Life Assurance Member (other than a benefit which is in the form of a pension to an ascertained person or persons or unless otherwise expressly stated) the Trustees shall have power to be exercised (if at all) within two years of the date of death to determine that all or any part thereof shall be paid or applied to or for the benefit of the beneficiaries (as hereinafter defined) of the Member or such one or more of them to the exclusion of the others in such manner and in such proportions as the Trustees shall at their discretion decide or at the like discretion of the Trustees the whole or any part thereof may be paid to the personal representatives of the Member.

15.2 "Beneficiaries" for the purpose of this Rule means such of the following persons (being individuals) as are living at the Member's death:-

     15-2.1 any of the Relatives or Dependant5 of the Member,

     15.2.2 any individual beneficially interested under any testamentary disposition of the Member in respect of which a grant of representation has been obtained, and

     15.2.3 any individual named in any letter or other document signed by the Member which has been deposited with the Trustees before the death of the Member and which is in terms or to the effect that such person shall be included as one of the beneficiaries.

15.3 If or to the extent that the Trustees have not exercised the aforesaid power within two years of the date of death the said benefit shall be paid to the personal representatives of the deceased Member except that if the Trustees are satisfied after reasonable enquiry that the deceased Member was not survived by any beneficiary as defined in sub-Rule 15.2 then notwithstanding that a grant of representation has been or may be taken out in respect of the deceased Member the Trustees may at their discretion decide that the said benefit shall not be paid and the said benefit or the assets representing the same shall thereupon be held as part of the Fund for the general purposes of the Scheme.

15.4 In applying moneys to or for the benefit of any beneficiary under sub-Rule
     15.1 the Trustees may determine that the same shall be paid by way of settlement or otherwise to trustees for the benefit of that beneficiary for such interests as the Trustees shall decide and may delegate to such trustees any power or discretion which may be exercised by the Trustees under sub-Rule 15.1 and all or any expenses fees stamp duty or other outgoings thereby incurred may if the Trustees so decide be deducted from or paid out of the said moneys.

15.5 The power of the Trustees under sub-Rules 15.1 and 15.4 to determine that any benefits be paid or applied to or for the benefit of any persons shall be exercised in such manner that all interests therein will become vested interests within the period prescribed by Clause 16 of the Trust Deed.

15.6 Notwithstanding anything to the contrary in the foregoing provisions of this Rule, in the case of a Special Director, if death occurs in Service on or after the 75th birthday and before the commencement of pension any capital sum which becomes payable under the Scheme shall instead of being applied accordance with sub-Rule 15.1 be paid to the deceased Member's personal representatives for the benefit of his estate.

16.  SPOUSE'S PENSIONS

     On the death of a Member there shall be payable in the circumstances and subject to the provisions specified in this Rule, a spouse's pension as follows:

16.1 On the death of a Member while an Active Member on or before the Normal Pension Date leaving a surviving spouse, the spouse shall be entitled to an annual pension equal to one-half of the Scale Pension calculated as at the date of the Member's death, but so that for this purpose Pensionable Service as referred to in the definition of Scale Pension in Rule 1 shall be deemed to include any prospective period of Pensionable Service which the Member would have completed if the Member had remained in Service until the Normal Pension Date.

16.2 On the death of a Member while an Active Member after the Normal Pension Date leaving a surviving spouse, the spouse shall be entitled to an annual pension equal to one-half of the pension which would have been payable to the Member under sub-Rule 9.2 if the Member had retired from Service on the day immediately preceding the date of his death.

16.3 On the death of a Member while in receipt of a pension under Rule 9 or sub-Rule 18.1 or sub-Rule 18.3 leaving a surviving spouse, the spouse shall be entitled to an annual pension equal to one-half of the pension to which the Member became entitled under Rule 9 or sub-Rule 18.1 or sub-Rule
     18.3 at the date of retirement or ceasing to be an Active Member (disregarding for this purpose the exercise of any option under Rule 11 or Rule 12 and any reduction under sub-Rule 9.3 or sub-Rule 18.3 but including any revaluation of the Member's pension in accordance with Rule 22 and any increase in accordance with sub-Rule 30.2).

16.4 On the death of a Member after becoming entitled to a pension under sub-Rule 18.1 but before payment thereof commences leaving a surviving spouse, the spouse shall be entitled annual pension equal to one-half of the pension to which the Member became entitled under sub-Rule 18.1 at the date of ceasing to be an Active Member, including any revaluation of the Member's pension in accordance with Rule 22 up to the date of the Member's death.

16.5 If a spouse is more than 10 years younger than the Member, the pension payable to the spouse under this Rule shall be reduced by such amount as is certified by the Actuary not being greater, as a percentage of the pension payable to the spouse under this Rule, than 2 1/2% for each complete year by which the age difference exceeds 10 years but so that the pension shall not in any event be reduced to an amount less than

     16.5.1 in respect of the Member's Pensionable Service prior to 6th April 1997, the spouse's guaranteed minimum pension, and

     16-5.2 in respect of the Member's Pensionable Service on and after 6th
            April 1997, the statutory standard described in Section 12A of the Pension Schemes Act.

16.6 A spouse's pension shall be payable by monthly instalments (or by such other periodical instalments as the Trustees may in their absolute discretion determine) in advance throughout the lifetime of the spouse. The first instalment of the spouse's pension shall be payable (subject to sub-Rule 29.4) on the first day of the month coincident with or if not coincident with next following the date of the Member's death and if the date of the Member's death occurs on a day other than the first day of the month shall include a proportionate payment calculated by reference to the period from the date of death to the end of the calendar month, and the last instalment of the spouse's pension shall be that falling due immediately prior to the date of the event causing its termination. If the spouse's pension is payable other than monthly references in the foregoing provisions of this sub-Rule to a month and to instalments of pension falling due on the first day of the month shall be construed as references to such other period as the Trustees shall determine, by reference to which instalments of pension shall be payable and to instalments of pension falling due on the first day of such period, as appropriate.

16.7 In the event of a Member who has contracted a valid polygamous marriage being survived by more than one spouse any pension under this Rule shall be paid to the spouse entitled to receive a State pension in respect of the death of the Member or if no State pension is payable the spouse's pension may be paid to any one of such surviving spouses or apportioned between any two or more of them in such manner as the Trustees at their absolute discretion think fit.

16.8 Notwithstanding the foregoing provisions of this Rule the Trustees may determine, subject to the consent of the Employer, to pay a pension to any Dependant of a Member who shall die in any of the circumstances referred to in such provisions and not leave a spouse, and in the event of any such determination the foregoing provisions of this Rule and the provisions of Rule 17 shall apply, with such alterations as the Trustees shall deem necessary or appropriate, to the death of such Member and the payment of any pension determined by the Trustees as if he were a Member who died leaving a spouse except that (i) the amount of pension payable in respect of any such Dependant shall be as determined by the Trustees and shall not exceed the appropriate amount calculated in accordance with the foregoing provisions of this Rule, and (ii) the terms and conditions attaching to the payment of any such pension may be modified by the Trustees.

17.  CHILDREN'S PENSIONS

     On the death of a Member there shall be payable in the circumstances and subject to the provisions specified in this Rule a children's pension or pensions as follows:

17.1 On the death of a Member while an Active Member on or before the Normal Pension Date leaving a Child or Children surviving him, there shall be payable in respect of such Child or Children an annual pension equal to one-half of the pension payable to a surviving spouse under sub-Rule 16.1 in respect of a surviving Child or the first of his surviving Children and if there is more than one surviving Child a further pension equal to one-half of the spouse's pension (as aforesaid) in respect of the second surviving Child.

17.2 On the death of a Member while an Active Member after the Normal Pension Date leaving a Child or Children surviving him, there shall be payable in respect of such Child or Children an annual pension equal to one-half of the pension payable to a surviving spouse under sub-Rule 16.2 in respect of a surviving Child or the first of his surviving Children and if there is more than one surviving Child a further pension equal to one-half of the spouse's pension (as aforesaid) in respect of the second surviving Child.

17.3 On the death of a Member while in receipt of a pension under Rule 9 or sub-Rule 18.1 or sub-Rule 18.3 leaving a Child or Children surviving him, there shall be payable in respect of such Child or Children an annual pension equal to one-half of the pension payable to a surviving spouse under sub-Rule 16.3 in respect of a surviving Child or the first of his surviving Children and if there is more than one surviving Child a further pension equal to one-half of the spouse's pension (as aforesaid) in respect of the second surviving Child.

17.4 On the death of a Member after becoming entitled to a pension under sub-Rule 18.1 but before payment thereof commences leaving a Child or Children surviving him, there shall be payable in respect of such Child or Children an annual pension equal to one-half of the pension payable to a surviving spouse under sub-Rule 16.4 in respect of a surviving Child or the first of his surviving Children and if there is more than one surviving Child a further pension equal to one-half of the spouse's pension (as aforesaid) in respect of the second surviving Child.

17.5 On the death of the Member's surviving spouse, or if the Member dies leaving no surviving spouse and no pension is payable to a Dependant under sub-Rule 16.8, the amount of pension payable under this Rule in respect of each Child of the Member shall be doubled. If a Child is a Child of more than one Member so that sub-Rule 17.8 of this Rule applies, the pension to be doubled in accordance with this sub-Rule shall be that due in respect of whichever Member produces the higher benefit.

17.6 A pension in respect of a Child shall be payable by monthly instalments (or by such other periodical instalments as the Trustees may in their absolute discretion determine) in advance until the date when the Child attains the age of 16 years (or as may be relevant) 23 years if receiving full-time education or full-time vocational training approved by the Trustees (or such later age as referred to in proviso (2)(ii) of the definition of Child in Rule 1) or until the date of his earlier death. The first instalment of a Child's pension shall be payable (subject to sub-Rule
     29.4) on the first day of the month coincident with or if not coincident with next following the date of the Member's death and (unless such date is the first day of a month) shall include a proportionate payment calculated by reference to the period from the date of death to the end of the calendar month. Thereafter instalments shall fall due on the first day of each month. The last instalment of such pension shall be that falling due immediately prior to the date of the event causing its termination.

17.7 A pension in respect of a Child may be paid by the Trustees to such person or persons (including a parent or guardian) or institution or organisation or to the Child, not being an infant who is under the age of 16 years, and in such manner as the Trustees shall determine without, if payment is made other than to the Child, the Trustees being liable to ensure that the pension so paid in respect of the Child is in fact applied for the benefit of the Child, and so that any payment of pension to any such person or persons or institution or organisation or to the Child shall be a complete discharge to the Trustees and exonerate the Trustees from all further concern or responsibility in relation thereto.

17.8 No Child shall be entitled to receive a pension under this Rule as the Child of more than one Member.

17.9 At the discretion of the Trustees if there are more than two Children surviving the Member the pensions payable under this Rule may be divided between two or more Children from time to time and in such proportions and for such duration as the Trustees consider to be appropriate. Subject thereto the amount of pension payable to any Child under this Rule shall, except as otherwise provided under the Rules, be fixed at the date of the Member's death and, notwithstanding that the entitlement to pension of any other Child may have ceased, shall not be altered.

17.10 The amount of any pension payable under this Rule shall be subject to such restriction as the Trustees determine to be appropriate to ensure that the limits set out in the Inland Revenue Limits Rules are not exceeded.

18.  LEAVING SERVICE

     Subject to the provisions of this Rule in the event of a Member leaving Service before the Normal Pension Date other than with an entitlement to an immediate pension under sub-Rule 9.3 or 9.4 there shall be payable the appropriate benefit or benefits as follows:

18.1 A Qualified Member who leaves Service shall be entitled to an annual pension payable from the Normal Pension Date equal to the Scale Pension.

18.2 Subject to sub-Rule 27.1. a Member who leaves Service before becoming a Qualified Member shall be entitled to a return of the Member's Total Contributions less any deduction which may be necessary under sub-Rule
     29.2 or sub-Rule 33.3 or paragraph 7 of Section B of the Contracting-out Rules.

18.3 A Member who is entitled to a pension under this Rule may at any time on or after leaving Service and before the Normal Pension Date but not (unless he is retiring on account of Incapacity) earlier than 15 years prior to the Normal Pension Date, apply by notice in writing to the Trustees to receive in lieu of such pension an immediate pension of an amount equal in value to the pension which would otherwise be payable under this Rule. as determined by the Trustees with the advice of the Actuary. The Trustees may in their absolute discretion accept or reject such application. The option shall not be available in any case in which the Trustees determine that the pension would be, or might be, less than the Member's guaranteed minimum pension when this becomes payable at pensionable age unless the Trustees at their discretion decide to substitute for the immediate annual pension which would otherwise become payable to the Member an immediate annual pension of the same actuarial value (as determined by the Actuary) which is smaller in initial amount but increases appropriately on the date of the Member's attainment of pensionable age.

19.  CEASING TO BE ELIGIBLE

19.1 A Member or a Life Assurance Member shall cease to be eligible for the purposes of this Rule if, while remaining in Service and before the Normal Pension Date:

     19.1.1 in the case of a Member he ceases to be a permanent Employee; or

     19.1.2 he ceases to be normally employed in the United Kingdom; or

     19.1.3 he ceases to be eligible at the direction of the Principal Employer in accordance with sub-Rule 2.3; or

     19.1.4 in the cast of a Member admitted to membership of the Scheme under sub-Rule 4.1 in pursuance of sub-Rule 2.5. the Employer determines that such Member shall be regarded as having ceased to be eligible for membership; or

     19.1.5 he elects to withdraw from membership of the Scheme pursuant to sub-Rule 5. 1; or

     19.1.6 in the case of a Life Assurance Member he becomes a casual Employee or a temporary Employee employed on a fixed term contract unless in the case of a Member to whom sub-Rule 19.1.1 or 19.1.2 applies the Employer with the agreement of the Trustees otherwise determines.

19.2 If a Member ceases to be eligible he shall be entitled to benefit under Rule 18 in like manner as if he had left Service at the date of ceasing to be eligible except that the provisions of sub-Rule 18.3 shall not apply to him unless he subsequently actually ceases to be in Service prior to Normal Pension Date.

20.  LEAVE OF ABSENCE

20.1 References in this Rule to a Member shall, where appropriate, be deemed to include a Life Assurance Member.

20.2 If a Member is absent from work with the consent of the Employer:

     20.2.1 due to incapacity for such period as the Employer may approve in any particular case, or

     20.2.2 due to any other reason, including if the Employer so determines in any particular case secondment to another employer, for a period not exceeding ten years (or such other period as would not prejudice Approval of the Scheme in any particular case), he shall (subject to sub-Rule 20.4) continue to be a Member during the period of absence and shall continue to pay contributions in accordance with Rule 6 except that if during such period of absence his remuneration is in the opinion of the Employer less than it would have otherwise been but for such absence, or if for any other reason the Trustees shall so agree, the Member may suspend payment of such contributions until his return to work whereupon he may pay appropriate contributions as determined by the Trustees with the advice of the Actuary. Such part or the whole of the period during or in respect of which payment of contributions is continued or paid as aforesaid by the Member shall be regarded as Pensionable Service. The part or the whole of a period of absence as aforesaid during or in respect of which a Member shall not pay contributions in accordance with this sub-Rule shall not be regarded as Pensionable Service except to the extent (if any) determined by the Employer and agreed by the Trustees. If the Member has not returned to work at the end of the period of absence as aforesaid he shall be deemed to have retired from or left Service, as the Employer shall in its absolute discretion determine, and the appropriate provisions of Rule 9 or Rule 18 shall apply.

20.3 If a Member receives no remuneration from the Employer during any period of absence as aforesaid or receives remuneration at a lesser rate than the rate being paid to him immediately prior to such period his Contribution Salary, Pensionable Salary and Final Pensionable Salary during such period shall for the purposes of determining his contribution liability (if any) and calculating benefits under the Rules be as notified from time to time by the Employer to the Trustees but so that his Contribution Salary, Pensionable Salary and Final Pensionable Salary for the said purposes shall not in any event (i) be less than the respective amounts thereof which applied to him immediately prior to the commencement of the period of absence as aforesaid, or (ii) exceed such amounts as in the opinion of the Employer would have been applicable to the Member if he had not been absent.

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


20.4 Notwithstanding the foregoing provisions of this Rule, the Employer may determine, by notice in writing to the Trustees either at the commencement of a Member's absence from work or subsequent thereto, that the benefits under sub-Rule 13.1 and/or Rules 16 and 17 shall, except where absence is on account of Incapacity, either cease to apply or be reduced (as indicated in such notice) while the Member is or continues to be (as the cast may be) absent as aforesaid.

20.5 Unless he exercises the right referred to in sub-Rule 27.1 a person who is treated as continuing to be a Member under sub-Rule 20.2 during any period of absence as aforesaid shall be deemed to continue to be an Employee (and therefore in Service) for the purposes of the Rules throughout such period notwithstanding that, during such period, no relationship of employment may subsist between such person and the Employer.

20.6 Notwithstanding anything to the contrary in the foregoing provisions of this Rule a female Member who takes maternity leave shall be deemed to remain an Active Member for the period of her maternity leave. Maternity leave for this purpose shall mean any period of maternity absence during which the Member has a subsisting right to return to work or to receive pay from the Employer pursuant to statute or her contract of employment. During such period:

     20.6.1 the Member's earnings shall for the purposes of calculating the Employer's contribution liability and benefits under the Rules be such amounts as in the opinion of the Employer would have been applicable to the Member if she bad not been absent from work; and

     20-6.2 the Member's earnings shall for the purposes of determining the Member's contribution liability be the amount of pay actually received by the Member.

20.7 If at the expiry of the qualifying period of maternity leave referred to in sub-Rule 20.6 the Member has not returned to active employment, she shall be deemed to have left Service and the appropriate provisions of Rule 18 shall apply. but subject to Rule 21 where the Member has a right to return to work arising under the Employment Rights Act 1996.

21. BROKEN SERVICE

21.1 Except as otherwise provided in sub-Rule 21.2 and in the definition of Qualifying Service, periods of a Member's Service separated by a period or periods during which the Member is not in Service (or deemed to be in Service pursuant to the provisions of Rule 20) shall be treated separately under the Rules for all purposes of the Rules other than the purposes of the Inland Revenue Limits Rules, unless the Principal Employer with the agreement of the Trustees otherwise determines.

21.2 A Member shall not be treated as having left Service for the purposes of the Scheme if either:

     21-2.1 the Member being female is absent from work during the 14 weeks' maternity leave period referred to in Section 73 of the Employment Rights Act 1996 or has a right to return to work under Section 79 thereof and returns to work in exercise of that right; or

     21-2.2 a Member who is in contracted-out employment leaves employment and is re-employed within an interval of not more than six months in circumstances where the earlier period of employment falls to be treated under the Pension Schemes Act as not having ceased to be contracted-out employment and for the purpose of calculating benefits under the Scheme the period of employment prior to the interval shall be, treated as continuous with the period after the return to employment but (subject to Rule 20) the said interval shall not count towards Pensionable Service.

22.  REVALUATION OF PENSIONS IN EXCESS OF GUARANTEED MINIMUM PENSIONS

22.1 This Rule applies to the pensions hereinafter specified:

     22.1.1 the pension payable under sub-Rule 18.1 to a Member who has ceased to be in Pensionable Service before Normal Pension Date;

     22.1.2 the pension payable under Rule 16 or Rule 17 to a spouse or a Child on the death of a Member as described in sub-Rule 22.1.1 above while in receipt of a pension under sub-Rule 18.1.

22.2 Where a Member ceases to be in Pensionable Service and there are not less than 365 days in the period commencing on the day after leaving Pensionable Service and ending on Normal Pension Date (disregarding any day which is 29th February) then any pension to which sub-Rule 22.1 refers (inclusive of any increase under Rule 24 but before the exercise of any option under Rule 11 or Rule 12) shall if necessary be increased to be at least equal to the sum of:

     22.2.1 the amount of the relevant pension, being:

          (A) in the case of a pension under sub-Rule 18.1, the amount of pension calculated in the manner specified in sub-Rule 18.1 as at the date on which the Member ceased to be in Pensionable Service; or

          (B) in the case of a pension under Rule 16 or Rule 17, the amount of pension calculated in the manner specified in Rule 16 or Rule 17 as appropriate to the circumstances of the Member's death but by reference to the amount of the Member's pension as described in
               (A) above; and

     22.2.2 an amount equal to A x (B - C), where:

               A is the revaluation percentage specified as being relevant in an order made under Section 84 of the Pension Schemes Act during the calendar year before the year in which the Member reaches Normal Pension Date;

               B is the amount of the relevant pension as described in sub-Rule 22.2.1 above;

               C is the amount of any guaranteed minimum pension disregarding any revaluation of guaranteed minimum pension under paragraph 2 of Section B of the Contracting-out Rules.

22.3 The foregoing provisions of this Rule are intended to take account of the revaluation requirements of Schedule 3 to the Pension Schemes Act and accordingly:

     22.3.1 to the extent that there is any conflict between the provisions of this Rule and the provisions of the said Schedule the latter shall prevail; and

     22.3.2 nothing in the Rule shall be taken as conferring any greater entitlement on a Member or any other person than is necessary for the purpose of meeting the statutory requirements.

23.  ALTERNATIVES TO SHORT SERVICE BENEFIT

     Where, in the case of a Member who ceases to be in Pensionable Service before Normal Pension Date, an early retirement pension under sub-Rule
     9.3. sub-Rule 9.4 or sub-Rule 18.3 or a late retirement pension under sub-Rule 9.2 becomes payable (together with any ancillary benefits payable to or in respect of the Member under the Rules) in either case by way of complete or partial substitution for short service benefits (within the meaning of the Pension Schemes Act) such benefits shall if necessary be increased so that to the reasonable satisfaction of the Trustees on the advice of the Actuary the total value of such benefits on the date on which the Member's benefit becomes payable at least equals the value as specified in regulation 11 of the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 of the benefits or relevant part of the benefits accrued to or in respect of the Member under the Rules.

24.  AUGMENTATION AND DISCRETIONARY BENEFITS

24.1 The Trustees may, at the request or with the consent of the Employer and subject to the payment by the Employer to the Fund of such additional contributions (if any) as the Trustees may determine in accordance with sub-Rule 24.5

     24.1.1 augment any pension or other benefit payable to or in respect of a Member or Life Assurance Member or any other Beneficiary under the Rules; or

     24.1.2 provide pension or other benefits payable to or in respect of a Member or Life Assurance Member or any other Beneficiary additional to those specified in the Rules provided that Approval of the Scheme would not thereby be prejudiced.

24.2 Where a Member becomes entitled on leaving Service to a pension in accordance with sub-Rule 18.1, the amount of any augmentation or additional pension granted pursuant to sub-Rule 24.1 shall be added to the relevant pension payable to or in respect of the Member under the Rules except that such amount shall be reduced so that it bears the same proportion to its amount before reduction as the period of the Member's Pensionable Service since the date the augmentation or additional pension was granted bears to the period commencing on that date and ending on the Normal

     Pension Date unless the Employer directs that a smaller reduction or no reduction shall be made.

24.3 Pensions in payment under the Scheme shall be reviewed by the Principal Employer and the Trustees at regular intervals (being not less frequently than every 3 years) and subject to the limitations set out in the Inland Revenue Limits Rules shall be increased by such amount (if any), in addition to the increases provided under Rule 30, as the Principal Employer and the Trustees may at their discretion determine having regard to the availability of funds.

24.4 At the request of any of the Employers, any person who (A) is in receipt of or has been promised the payment of a pension from the Employer or (B) is or was, prior to his retirement from or leaving employment, in the service of the Employer or any. predecessor in business or (C) is the spouse or a dependant of any person who was prior to his death or earlier retirement from or leaving employment in the service of the Employer or any predecessor in business shall, subject to the consent of the Principal Employer and the completion of such form or other document as the Trustees shall from time to time determine and provided that Approval of the Scheme will not thereby be affected, be entitled, with effect from such date as shall be determined by the Trustees, to a pension under the Scheme of such amount and payable on such terms and conditions as the Trustees shall determine.

24.5 The Employer concerned shall, unless otherwise determined by the Trustees with the advice of the Actuary and the consent of the Principal Employer or unless alternative financial provision is agreed by the Trustees and the Principal Employer, pay to the Scheme such additional contribution or contributions as the Trustees shall determine with the advice of the Actuary in respect of the pension or other benefits to which any person becomes entitled under this Rule.

25. TRANSFER TO ANOTHER SCHEME

25.1 If a Member becomes a member of any other scheme which is approved under Chapter I or Chapter IV of Part XIV of the Taxes Act or any other fund or scheme or arrangement approved for the purposes of this Rule by the Board of Inland Revenue (hereinafter called the "Receiving Scheme"), the Trustees may at their discretion instead of paying or preserving the benefits in relation to the Member to which there is an entitlement or prospective entitlement under the Scheme transfer to the Receiving Scheme a cash sum or other assets of such amount as the Trustees on the advice of the Actuary consider appropriate having regard to the value of such benefits.

25.2 Any such transfer shall be subject to the following terms and conditions:

     25.2.1 The consent of the Member shall be required except in circumstances where such consent is not required under the Pension Schemes Act;

     25.2.2 Any transfer shall be subject to the terms of any undertaking given by the Trustees to the Board of Inland Revenue;

     25.2.3 Any transfer which includes accrued rights to guaranteed minimum pensions or the liability for the payment of guaranteed minimum pensions or Section 9 (2B) Rights shall be subject to the terms of paragraph 3 of Section D of the Contracting-out Rules;

     25.2.4 If the Receiving Scheme is not a contracted-out scheme or an appropriate personal pension scheme, a transfer may be made in respect of such Member relating to benefits other than the guaranteed minimum pension (if any) and subject to the provisions of the Contracting-out Rules the liability to pay the guaranteed minimum pension will be retained by the Scheme;

     25.2.5 Where a transfer is made without the Member's consent by way of complete or partial substitution for short service benefits (within the meaning of the Pension Schemes Act) the Trustees on the advice of the Actuary shall ensure that to their reasonable satisfaction the amount so transferred at least equals the value as specified in regulation 11 of the Occupational Pension Schemes (Presentation of Benefit) Regulations 1991 of the benefits or relevant part of the benefits accrued to or in respect of the Member under the Rules.

     25.2.6 A certificate shall be provided to a Receiving Scheme limiting or prohibiting the provision of retirement benefits in lump sum form in cases where this is required by Regulation.


25.3 Except to the extent that a liability to pay guaranteed minimum pensions is retained by the Scheme, a transfer made by the Trustees in accordance with this Rule shall be a complete discharge to the Trustees of all liability in respect of such Member under the Scheme and the Trustees shall be under no liability to see to the application of the amount so transferred.

25.4 This Rule shall apply subject to the provisions of Clause 15 of the Trust Deed where the transfer is in pursuance of arrangements made under that Clause.

26.  PURCHASE OF ANNUITIES

26.1 The Trustees may at their discretion instead of providing the whole or any part of any entitlement or prospective entitlement to benefits under the Scheme apply an amount not exceeding the value as determined by the the Trustees on the advice of the Actuary of such benefits in the purchase of an insurance policy or annuity contract in accordance with the provisions of this Rule.

26.2 Any arrangement to purchase a policy or contract in accordance with the provisions of this Rule shall not be made except

     26.2.1 with the written consent or at the written request of the Member;
            or

     26.2.2 if the Member is dead, with the written consent or at the written request of his spouse or, where the benefit is payable to a person other than the spouse, with the written consent or at the written request of that person and any such policy or contract may be effected with an Insurance Office chosen by the Member or other person concerned.

26.3 Any such policy or contract may with the Member's consent provide benefits being relevant benefits within the meaning of Section 612(l) of the Taxes Act different from the benefits otherwise payable under the Scheme and payable to persons other than those persons to whom benefits are payable under the Scheme provided that Approval would not be prejudiced.

26.4 Any such policy or contract shall satisfy the requirements of Section 19 of the Pension Schemes Act.

26.5 Any purchase of a policy or contract which includes the transfer of accrued rights to guaranteed minimum pensions or the liability for payment of guaranteed minimum pensions or Section 9(2B) Rights shall be subject to the terms of paragraph 3 of Section D of the Contracting-out Rules.

26.6 The Trustees may, subject to the Member's consent, purchase more than one such policy or contract from one or more Insurance Offices to provide benefits as aforesaid in a manner acceptable to the Board of Inland Revenue.

26.7 Any such policy or contract shall be issued to the Member or other person or to a trustee or trustees of a trust for the benefit of the Member or such other person or be issued to the Trustees and assigned to any such person or to the trustee or trustees of a trust for the benefit of the same.

26.8 Any such policy or contract may be used to provide such benefits at the maturity of the policy as the Member shall then decide and the policy shall permit, but subject to sub-Rule 26.3.

26.9 The purchase of any policy or contract in accordance with the provisions of this Rule shall discharge the Trustees from all liability in respect of the benefits by reference to which the arrangements are made so that the persons otherwise entitled to such benefits in the case of the Member or persons prospectively or contingently entitled to benefits in respect of his membership of the Scheme shall accordingly cease to have any rights under the Scheme in respect of such benefits.

26.10 Where a policy or contract is purchased in accordance with the provisions of this Rule otherwise than in pursuance of the exercise by the Member of the right referred to in sub-Rule 28.1 and the benefits under such policy or contract are by way of complete or partial substitution for short service benefits (within the meaning of the Pension Schemes Act) the Trustees on the advice of the Actuary shall ensure that to their reasonable satisfaction the amount so applied at least equals the value as specified in regulation 11 of the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 of the benefits or relevant part of the benefits accrued to or in respect of the Member under the Rules.

26.11 Sub-Rule 26.2 shall not apply to any arrangement which the Trustees may decide to make for the purchase of a policy or contract in respect of the benefits of a Member who has become entitled to a pension under sub-Rule 18.1, where:

     26.11.1 the Member will be able to assign or surrender the insurance policy or annuity contract on the conditions set out in regulation 2 of the Occupational Pension Schemes (Discharge of Liability) Regulations 1985;

     26.11.2 the Member has completed less than five years' Qualifying Service;

     26.11.3 there is no outstanding application by the Member to exercise the right referred to in sub-Rule 27.1;

     26.11.4 more than twelve months have elapsed since the Member ceased to be in Pensionable Service;

     26.11.5 the Trustees have given not less than thirty days' written notice to the Member of their intention to purchase the insurance policy or annuity contract unless the Member exercises the right referred to in sub-Rule 27.1

     26.11.6 the Member's rights under the Scheme do not include protected rights; and

     26.11.7 any other conditions prescribed by the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 are satisfied.

26.12. This Rule shall apply subject to the provisions of Clause 15 of the Trust Deed where the purchase of an insurance policy or annuity contract is in pursuance of arrangements made under that Clause.

27.  R1GHT TO A TRANSFER PAYMENT

27.1 A Member who ceases to be in Pensionable Service at least one year before Normal Pension Date shall have the right subject to the provisions of this Rule and the provisions of Chapter IV of Part IV of the Pension Schemes Act to have the cash equivalent (within the meaning of the said Chapter IV) of the benefits accrued to and in respect of the Member under the Scheme transferred to another scheme in accordance with sub-Rule 27.6 or to an Insurance Office in accordance with sub-Rule 27.9 or to such other type or types of pension arrangements and in such circumstances as may be prescribed under the Pension Schemes Act.

27.2 The cash equivalent shall be determined by the Trustees on the advice of the Actuary and shall be calculated on a basis which is certified by the Actuary as being consistent with the requirements of the Pension Schemes Act.

27.3 A Member may exercise the right described in sub-Rule 27.1 by application in writing to the Trustees made not later than the date which falls

     27.3.1 one year before the Normal Pension Date; or

     27.3.2 six months after the date he ceases to be in Pensionable Service whichever is the later.

27.4 A Member shall cease to have the right described in sub-Rule 27.1 if his pension or any benefit in lieu of all or part of his pension becomes payable before the Normal Pension Date or if the Scheme is wound up.

27.5 A Member may at any time withdraw his application by notice in writing to the Trustees provided that at the time the Trustees have not in pursuance of the application entered into an agreement with any third party. A Member who withdraws an application may make another.

27.6 A transfer may be made to another scheme ("the Receiving Scheme") only if

     27.6.1 the Receiving Scheme is approved under Chapter I or Chapter IV of
            Part XIV of the Taxes Act or is otherwise approved for the purposes of this Rule by the Board of Inland Revenue;

     27.6.2 the Receiving Scheme is a scheme to which the Member's accrued rights may be transferred in accordance with the relevant conditions specified in sub-Rule 25.2.

27.7 A Member may exercise the right described in sub-Rule 27.1 in different ways in relation to different portions of his cash equivalent but, subject to sub-Rule 27.8, the right must be exercised in relation to the whole of the cash equivalent.

27.8 Where the Receiving
    Scheme is not a contracted-out scheme or an appropriate personal pension scheme, the Member may opt to have a transfer made in respect of benefits other than any guaranteed minimum pensions, in which event, unless the Member has opted for his and his spouse's accrued rights to guaranteed minimum pensions to be bought out in accordance with sub-Rule 27.9, the cash equivalent shall be reduced by such amount as the Trustees on the advice of the Actuary determine to be sufficient to enable them to meet their liability for such accrued rights to guaranteed minimum pension.

27.9 A transfer payment may be applied to purchase from an Insurance Office of the Member's choice an insurance policy or annuity contract which satisfies the requirements of regulation 12 of the Occupational Pension Schemes (Transfer Values) Regulations 1996.

27.10 Subject to the provisions of the Pension Schemes Act the Trustees shall be bound to do what is needed to carry out what the Member requires:

     27.10.1 within twelve months of the date on which they receive the Member's application; or

     27.10.2 by Normal Pension Date; whichever is the earlier.

27.11 If the Trustees fail without reasonable excuse to do what is needed to carry out what the Member requires within six months from the date of the Member's application or the date of ceasing to be in Pensionable Service, whichever is later, the cash equivalent shall be increased by such amount as is prescribed by the Occupational Pension Schemes (Transfer Values) Regulations 1996.

27.12 If a Member elects to withdraw from membership of the Scheme in accordance with sub-Rule 5.1 his right to a cash equivalent so long as he remains in Service shall be restricted, in the circumstances and in the manner prescribed by the Occupational Pension Schemes (Transfer Values) Regulations 1996, to the cash equivalent of the benefits accrued after 5th April 1988.

27.13 The foregoing provisions are intended to take account of the statutory rights conferred on members of occupational pension schemes by Chapter IV of Part IV of the Pension Schemes Act and accordingly:

     27.13.1 to the extent that there is any conflict between the provisions of this Rule and the provisions of Chapter IV of Part IV of the Pension Schemes Act the latter shall prevail; and

      27.13.2 nothing in this Rule shall be taken as conferring any greater entitlement on a Member or any other person than is necessary for the purpose of meeting the statutory requirements; and

      27.13.3 a person who exercises the right described in sub-Rule 28.1 shall be taken to be exercising the option conferred by Section 95 of the Pension Schemes Act for all purposes including (without limitation) for the purposes of Section 99(l) of the Pension Schemes Act relating to the discharge of any obligation to provide benefits to which the cash equivalent related.

28.   TRANSFER FROM ANOTHER SCHEME

      28.1 If any benefits are payable or prospectively payable under another occupational pension scheme or a personal pension scheme ("the other scheme") to or in respect of any employee or director or former or deceased employee or director of any Employer the Trustees may at their discretion accept from the other scheme any cash sum or other assets (the transfer payment) which the trustees or other persons having the necessary powers thereunder are authorised to pay to them in substitution for such person's entitlement thereunder and thereupon such person shall become entitled under the Scheme to such additional benefits as the Trustees on the advice of the Actuary shall determine. The acceptance of the transfer payment and the provision of such additional benefits shall be subject to the following terms and conditions.

      28.1.1 before accepting the transfer payment the Trustees shall satisfy themselves that acceptance of the transfer payment will not prejudice Approval and shall obtain such certificates and other information from the trustees or administrator of the other scheme as may be necessary to enable the requirements stated in this sub-Rule to be satisfied;

      28.1.2 if a transfer is received from another occupational pension scheme there shall be regarded as the Member's contributions to the Scheme only such proportion (if any) of the transfer payment as was certified by the trustees of administrator of the other scheme as representing contributions by the Member under the other scheme;

      28.1.3 the acceptance of the transfer payment shall be subject to the terms of any undertaking given by the Trustees to the Board of Inland Revenue and to any limitation of or reduction in benefit required to ensure that the total benefits for such person inclusive of that derived from the transfer payment do not exceed the maximum that may be paid without prejudicing Approval;

      28.1.4 the acceptance of any transfer of accrued rights to guaranteed minimum pension or protected rights or Section 9(2B) Rights shall be subject to the terms of paragraph 2 of Section D of the Contracting-out Rules;

      28.1.5 if a transfer is received from a personal pension scheme the Member shall be treated for the purposes of the Scheme as having completed a period of not less than two years' Qualifying Service.

28.2 The Trustees may accept a transfer of the proceeds of an insurance policy or annuity contract which has been purchased for a Member by the trustees or administrator of another retirement benefits scheme to be applied in the same manner and subject to the same terms and conditions (except that any certificate shall be obtained from the insurer) as if the sum received were a transfer from such other retirement benefits scheme.

28.3 The Trustees may accept a transfer of the proceeds of a retirement annuity contract belonging to a Member to be applied in such manner and subject to such terms and conditions as may be required as a condition of Approval.

28.4 If a Member to whom this Rule applies becomes entitled to a pension in accordance with sub-Rule 18.1 on leaving Service there shall be payable the full amount of the pension benefits provided under sub-Rule 28.1 or sub-Rule 28.2 or sub-Rule 28.3 unless he receives a return of the whole or part of the Member's transferred contributions (if any) in which event the payment of such return of contributions shall extinguish all entitlement to any benefits in respect of the period to which such contributions relate.

28.5 The Trustees shall accept the transfer to the Fund of the assets representing the interests of those employees and directors of the Principal Employer under the BTR Scheme who consent to such transfer and join the Scheme on the Commencement Date. Sub-Rule 28.1 shall apply to the assets so transferred only to the extent that any benefits derived therefrom are not expressly covered under any other provisions of the Rules.

29.   GENERAL PROVISIONS

29.1 If in the opinion of the Trustees any Beneficiary is suffering from any physical or other incapacity rendering him unable to manage his affairs or to give a proper receipt for the pension or other moneys payable under the Scheme the Trustees may, at their discretion make such payments to any of his relatives or to any institution to be applied for his benefit or for the benefit of any relative or other person who in the opinion of the Trustees on the advice of the Employer may be dependent on the Beneficiary and the receipt of the person or authorised officer of the institution so paid shall be a complete discharge to the trustees for the money paid and they shall be under no liability to see to the application thereof.

29.2 Where the Trustees are liable to account for tax on any sum paid under the Scheme they shall be entitled to deduct from such sum an amount equal to their tax liability. Where a payment is made without such a deduction the payee shall be obliged to repay the amount of tax if within six months of making the payment the Trustees so demand.

29.3 The Trustees may make such arrangements for the payment of benefits and adjusting the amounts thereof in any manner as inter alia to avoid fractional amounts or otherwise facilitate computation or payment and as to the place and method of payment of benefits as they think fit and without prejudice to the generality of this power may provide for benefits to be paid by cheque banker's draft or order credit transfer postal or money order or in cash and the Trustees shall not be responsible for or be bound to take any steps to recover any loss which may arise through payment in accordance therewith.

29.4 Payment of any benefit under the Scheme to any person shall be conditional upon the production of any evidence or information that the Trustees may reasonably require for the purposes of the Scheme. If such evidence or information is not provided or is subsequently found to be incorrect the Trustees shall have power to determine the extent (if any) to which the benefits shall be modified. The benefits to be provided under the Rules on the death of a Member or Life Assurance Member shall be subject to such requirements (if any) as to his state of health as are prescribed by the Trustees and notified to him.

29.5 Every Member or other Beneficiary shall give notice in writing to the Trustees of his place of residence when he becomes a Member or entitled to a pension or an annuity under the Scheme and thereafter shall give immediate notice of any change of residence.

29.6 Any moneys payable to or in respect of a Member or other Beneficiary not claimed within six years after they have become due shall cease to be claimable and shall revert to the Fund to be held for the general purposes of the Scheme.

29.7 Subject to Sections 91 to 94 of the Pensions Act regarding assignment and forfeiture the assignment by a Member or any other Beneficiary of any benefit under the Scheme is prohibited and if any Member or other Beneficiary shall either wholly or partially assign or charge any present or future benefit under the Scheme or attest or purport to do so or if any other act shall be done or event shall happen whereby the same if belonging absolutely to the Member or other Beneficiary would be vested in or payable to or charged in favour of any other person he shall forfeit all rights whatsoever to such benefit other than his right to a guaranteed minimum pension (if any); in the event of any benefit being so forfeited the Trustees may at their discretion pay or apply the same to or for the benefit of such one or more of the Member or other Beneficiary concerned and his Dependants but so that in no circumstances shall any payment be made to an assignee.

29.8 Subject to Sections 91 to 94 of the Pensions Act regarding assignment and forfeiture the beneficial interest of any Member under the Scheme including any payments which may fall due to be made in respect of him on or after his death (but excluding the amount of any guaranteed minimum pension) shall at the Employer's discretion stand charged with the payment of any debt or liabilities owing to the Employers or any of them and arising out of the criminal negligent or fraudulent act or commission of such person subject however to the following conditions:

      29.8.1 any amount received by virtue of a transfer from another scheme under Rule 28 shall be excluded

      29.8.2 the amount recovered must not be greater than the amount of the debt nor greater than the actuarial value of the Member's actual or prospective benefits at the time

      29.8.3 the Member must be given a certificate showing the amount recovered and its effect on his benefits

      29.8.4 in the event of a dispute about the amount due the lien cannot be exercised until the debt has become enforceable under a court order or the award of an arbitrator.

29.9 The Employers shall not be under any liability whatsoever in connection with the Scheme except as expressly provided in the Trust Deed and the Rules.

29.10 No Member or other person entitled to benefits under the Scheme shall have any claim or right to any benefit except insofar as the Scheme allows and in accordance with the Rules.

29.11 Nothing in the Rules shall restrict the right of an Employer to terminate the Service of any Member nor shall any expectation of benefits from the Scheme be made the grounds for increasing damages in any action brought by a Member against the Employer.

29.12 Every person having any rights under the Scheme shall be entitled to inspect a copy of the Trust Deed and the Rules and all amendments thereof and the latest statement of accounts and balance sheet and the information referred to in Schedules I and 2 to the Occupational Pension Schemes (Disclosure of Information) Regulations 1996 as amended from time to time.

29.13 The discretions conferred on the Trustees by the Trust Deed and the Rules shall be absolute and unfettered discretions and the Trustees shall not be obliged to give to any Member or any other person any reason or justification for any exercise of such discretion.

29.14 In the event that, for any reason whatsoever, any amount paid to a Beneficiary is in excess of that to which the Beneficiary is entitled in accordance with or pursuant to the Trust Deeds or the Rules, then the amount so overpaid shall, if the Trustees shall so determine, be deducted from any subsequent payments thereafter due to that Beneficiary or thereafter due or payable to any other Beneficiary who derives his entitlement to benefit under the Rules through the same Member or Life Assurance Member. The Trustees shall nevertheless have the right to recover the sum overpaid forthwith or at any later date from the Beneficiary or any other person to whom the amount was so overpaid or their respective legal personal representatives.

29.15 In any case where representation has not actually been taken out to the estate of a deceased person any sum or sums of money not exceeding in the aggregate pounds sterling5 ,000 (or such other amount as the Trustees may from time to time determine) payable by the Trustees to the legal personal representatives of the deceased may at the absolute discretion of the Trustees be paid to the spouse or other next-of-kin of the deceased or any person entitled to any benefit from the deceased's estate and a receipt given by the person to whom payment is so made shall operate as a valid and effectual discharge in the like manner as if it had been given by the legal personal representatives of the deceased.

29.16 The Trustees shall establish and maintain procedures for resolving disagreements relating to their operation of the Scheme which satisfy the requirements of Section 50 of the Pensions Act. Subject to such procedures, the Trustees shall have power conclusively to determine all questions and matters of doubt, disputes or differences relating to the Scheme or arising under the Trust Deed or Rules.

30. PENSION INCREASES Each pension as hereinafter specified shall be increased periodically in accordance with the following provisions:

30.1 In the case of a pension payable to a Member under Rule 9 or Rule 18, the amount of such pension shall be increased (subject to sub-Rules 30.4 and 30.5) on the date of the first payment due after the end of the Tax Year in which the pension commenced and thereafter on the same date in each year by the lesser of 5% and the annual percentage increase in the Index (based on the Index for January in each year as published in February) except that the increase in respect of that part of the pension relating to Pensionable Service prior to the Commencement Date in respect of a Member to whom sub-Rule 28.5 applies shall not be less than 3% per annum.

30.2 In the case of a pension payable under Rule 16 or Rule 17 following the death of a Member in receipt of a pension, the initial amount of such pension shall be as stated in Rule 16 or Rule 17 but increased (subject to sub-Rules 30.4 and 30.5) in respect of the period from the date of retirement of the Member to the date of his death by the same percentage increases as applied to the Member's pension under sub-Rule 30.1 above. and after his death the amount of such pension shall be increased on the date of the first payment due after the end of the Tax Year in which the Member's pension commenced and thereafter on the same date in each year by the lesser of 5% and the annual percentage increase in the Index (based on the Index for January in each year as published in February) except that the increase in respect of that part of the pension relating to Pensionable Service prior to the Commencement Date in respect of a Member to whom sub-Rule 28.5 applies shall not be less than 3% per annum.

30.3 In the case of a pension payable under Rule 16 or Rule 17 following the death of a Member who is not in receipt of a pension, the amount of such pension shall be increased in the manner described in sub-Rule 30.1 above on the date of the first payment due after the end of the Tax Year in which the pension commenced and thereafter on the same date in each year.

30.4 The increase in any pension which commenced to be payable within the previous 12 months shall be such proportion of the full increase under sub-Rule 30.1, 30.2 or 30.3 above as the period during which the pension has actually been payable bears to one complete year.

30.5 The amount of pension to which this Rule applies shall exclude any guaranteed minimum pension and any part of the pension commuted for a cash sum under Rule 11 or surrendered to provide a dependant's pension under Rule 12.


30.6 The Trustees may decide to alter the Index reference period or the date on which any pension increases under this Rule take effect and may make such adjustments to the amount of the increases to be provided under this Rule as they consider appropriate to take account of such alteration.

31. INLAND REVENUE LIMITS ON BENEFITS The Inland Revenue Limits Rules set out in Appendix 1 to these Rules shall have effect and shall be deemed to be incorporated in these Rules.

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


32. CONTRACTING-OUT: PENSION SCHEMES ACT 1993 The Contracting-out Rules set out in Appendix 2 to these Rules shall have effect and shall be deemed to be incorporated in these Rules.

33.   NATIONAL INSURANCE ACT 1965


33.1 Where by virtue of any provision of the National Insurance Act 1965 (the "1965 Act") equivalent pension benefits are required to be assured under the Scheme in respect of a Member who has been in non-participating employment within the meaning of the 1965 Act in relation to a retirement benefits scheme from which the liability for the payment of the equivalent pension benefits has been transferred to the Scheme the Member shall be absolutely and indefeasibly entitled under the Scheme to such equivalent pension benefits.

33.2 The entitlement of a Member to equivalent pension benefits under the provisions of this Rule shall be inclusive of his entitlement to any other pension benefits under the Scheme other than his entitlement to a guaranteed minimum pension.

33.3 If a Member who is prospectively entitled to equivalent pension benefits under the Scheme becomes entitled to a refund of his contributions relating to a Period of non-participating employment within the meaning of the 1965 Act the Trustees shall be entitled to deduct therefrom such sum as the Trustees shall consider appropriate for the Member to contribute towards the cost of his equivalent pension benefits.

33.4 Any options in respect of a Member's pension benefits under the Rules may be exercised in relation to any entitlement to equivalent pension benefits under this Rule to the extent permitted in accordance with the requirements of the 1965 Act.

34.   SPECIAL PROVISIONS APPLICABLE TO PART-TIME EMPLOYEES

34.1 In relation to a Member whose Pensionable Service includes any period as a part-time Employee, the Rules shall apply subject to the amendments and additions set out in the following sub-Rules of this Rule.

34.2 The following definitions shall apply in addition to those set out in Rule 1: "Contracted Hours" means in relation to a part-time Employee, the number of hours which the Employee is normally required to work by his contract of employment. "Full-Time Equivalent Salary" means in relation to any period during which a Member is a part-time Employee, an amount equal to his basic salary or wage divided by the Part-Time Ratio (together with any shift premium and overtime payments, but excluding director's fees, commission, bonuses and any other fluctuating emoluments). "Part-Time Ratio" means in relation to a part-time Employee, the Employee's Contracted Hours divided by the number of hours the Employee would have worked if he had been a full-time Employee (as determined by the Employer).

34.3 The definitions of "Contribution Salary" and Pensionable Salary in Rule ` shall apply only in relation to a Member who is a full-time Employee; the following definitions shall apply in relation to a Member who is a part-time Employee:

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      "Contribution Salary" means in respect of any period during which a Member is a part-time Employee, the amount by which his Full-Time Equivalent Salary received in the relevant pay period exceeds the equivalent for that period of the lower earnings limit as at 6th April 1998. "Pensionable Salary" means in relation to any period during which a Member is a part-time Employee, his Full-Time Equivalent Salary.

34.4  The definition of "Scale Pension" in Rule 1 is replaced by the following:

      "Scale Pension" means in relation to a Member (subject to sub-Rule 9.4) a pension of such annual amount as is equal to the total of:

      (1) 1.667% of his Final Pensionable Salary multiplied by the period of Pensionable Service from and including the Commencement Date other than as a part-time Employee plus 1.667% of his Final Pensionable Salary multiplied by the period of Pensionable Service from and including the Commencement Date as a part-time Employee multiplied by the Part-Time Ratio for such period, and

      (2) such percentage of his Final Pensionable Salary as is accredited to him in respect of a transfer payment received by the Scheme in respect of him (if any) from the BTR Scheme under sub-Rule 28.5 except that if immediately prior to 6th April 1997 the Member had been a member of the 1985 Scheme, and a transfer payment was subsequently made in respect of him from the 1985 Scheme to the BTR Scheme, that part of his Scale Pension relating to Service prior to 6th April 1997 shall not be less than the pension that he had accrued under the 1985 Scheme increased in respect of the period from 6th April 1997 to the date on which his Pensionable Service is terminated by the revaluation percentage specified as being relevant in an order made under Section 84 of the Pension Schemes Act during the calendar year before the year in which the Member's Pensionable Service is terminated subject to the maximum percentage of Final Pensionable Salary which would not prejudice Approval of the Scheme.


34.5 Sub-Rule 6.1 is replaced in relation to any period of Pensionable Service as a part-time Employee by the following:

      6.1 Except as otherwise provided in the Rules, each Member shall pay contributions to the Fund in respect of any pay period during which he is a part-time Employee at the rate of 5 per cent of his Contribution Salary, multiplied by the Part-Time Ratio for that period. Such contributions shall cease to be payable if the Scale Pension is equal to the maximum percentage of the Member's Final Pensionable Salary which would not prejudice Approval of the Scheme.

34.6  Rule 11 is amended as follows:


      34.6.1 in calculating the period of actual Service for the purposes of sub-Rule 11.1, any period of Service as a part-time Employee shall be taken as the period of such Service multiplied by the Part-Time Ratio relevant to that period; and

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


      34-6.2 in calculating Final Salary for the purposes of sub-Rule 11.7, the amounts specified in sub-Rules 11.7.1 and 11.7.2 shall to the extent they relate to any period as a part-time Employee be divided by the Part-Time Ratio relevant to that period.

34.7 Sub-Rule 16.1 is amended by adding at the end "multiplied, in the case of a Member who was a part-time Employee at the date of his death, by the Part-Time Ratio applicable to him at the date of death".

                                       56

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                                  APPENDIX 1

                          INLAND REVENUE LIMITS RULES

                                   CONTENTS

1.    Interpretation

1.1   General

1.2   Definitions

2.    The Member's Aggregate Retirement Benefit

3.    The Member's Lump Sum Retirement Benefit

4.    Lump Sum Benefit payable on death in Service

5.    Dependants' Pensions

6.    Pension Increases

7.    Late Retirement

8.    Modifications in respect of Special Directors

9.    Limitations on Benefits

10.   Compliance with Undertakings

11.   Exceeding Inland Revenue Limits

12.   Election to become a Class A Member

12.1  By Class B Member

12.2  By Class C Member

13.   Inland Revenue Special Conditions

13.1  Voluntary Scheme Benefits

13.2  Payment of Benefits

13.3  Return of Surplus Funds

13.4  Member's Contributions

14.   Simplification of Inland Revenue Practice

14.1  Introduction

14.2  Continued Life Cover

14.3  ValuaLion of Lump Sum Benefits for Limits Purposes

14.4  Special Directors

14.5  Post Retirement Pension Increases

14.6  Definition of Service

14.7  Transfers

14.8  Pension Guarantees

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                                    APPENDIX 1

                     INLAND REVENUE LIMITS ON BENEFITS AND

                               SPECIAL CONDITIONS

1.    INTERPRETATION

1.1   General

     Notwithstanding anything to the contrary in any provisions of the Trust Deed and the Rules:


      (A) any term used in the Scheme as a measure of the annual earnings of a Class A Member for the purpose of calculating benefits is to be interpreted as though these earnings are no greater than the permitted maximum as defined in Section 590C(2) of the Taxes Act; the benefits so calculated may be augmented up to the maximum limits in (B) below;

      (B) the benefits payable to a Member or his spouse, Dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Relevant Schemes providing benefits in respect of Service, exceed the relevant limit or limits set out below.

1.2   Definitions

      In this Appendix the following terms shall have the meanings ascribed to them:

      "Administrator" means the Trustees or other person or persons having the management of the Scheme.

      "Aggregate Retirement Benefit" means the aggregate of:

      (A) the Member's pension under the Scheme and any Associated Scheme, and

      (B)     the pension equivalent of the Member's Lump Sum Retirement
              Benefit.

      "Associated Employment" means two or more concurrent employments held by the Member which are associated so that:

      (A)     there is a period during which the Member has held all of them;

      (B) the period counts under the Scheme in the case of all of them as a period in respect of which benefits are payable;

      (C)     during the period all the employers in question are associated.


      "Associated Scheme" means:

      (A) in respect of a Class A Member any Relevant Scheme which is a Connected Scheme or which provides benefits in respect of Service;

      (B) in respect of a Class B Member or a Class C Member any Relevant Scheme providing benefits in respect of Service.

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


     "Class A Member" means (subject to the Transitional Regulations) any Member who


      (A)     joined the Scheme on or after 1st June 1989; or


      (B)     elects to be treated as a Class A Member pursuant to Rule 12.1 or
              12.2 of this Appendix.

      "Class B Member" means (subject to the Transitional Regulations) any Member who joined the Scheme on or after 17th March 1987 and before 1st June 1989 and has not elected to be treated as a Class A Member under Rule
      12.1 of this Appendix.

      "Class C Member" means (subject to the Transitional Regulations) any Member who joined the Scheme before 17th March 1987 and has not elected to be treated as a Class A Member under Rule 12.2 of this Appendix.

      "Connected Scheme" means any Relevant Scheme which is connected with the Scheme in relation to the Member so that:

      (A) there is a period during which the Member has been the employee of two or more associated employers;

      (B) that period counts under both schemes as a period in respect of which benefits are payable;

      (C) the period counts under one scheme for service with one employer or several employers and under the other for service with another employer or other employers.

      For the purposes of the definitions of Associated Employment and Connected Scheme above employers are associated if one is under the control of the other, or both are under the control of a third party. For this purpose control has the meaning in Section 840 of the Taxes Act, or in the case of a close company, Section 416 of the Taxes Act.

      "Dependant" has the same meaning as in Rule 1 of the Rules except that it shall be deemed to include the Member's spouse.

      "Final Remuneration" means in relation to each Member the greater of:

      (A) the highest Remuneration for any one of the five years preceding the Relevant Date being the aggregate of:

              (1) the basic pay for the year in question; and

              (2) the yearly average over three or more consecutive years ending with the expiry of the corresponding basic pay year (or over such shorter period during which fluctuating emoluments have been receivable), of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index from the last day of that year up to the last day of the basic pay year, and

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


      (B) the highest yearly average of the total emoluments for any three or more consecutive years ending not earlier than ten years before the Relevant Date.

      Provided that:

      (1) where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's Remuneration (as calculated in (A) above) or total emoluments (for the purpose of (B) above) of any year may be increased in proportion to any increase in the Index from the last day of the year up to the Relevant Date but this proviso shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule 3 of this Appendix unless (and subject in relation to any Class A Member to proviso (7) below and to any Class B Member to proviso (6) below) the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this proviso and the proviso to (A)(2) above and then only to the same proportionate extent;

      (2) where during the last ten years' Service prior to the Relevant Date remuneration has been substantially reduced because of Incapacity, the Member's Final Remuneration may be calculated as if the date of cessation of normal pay was the Relevant Date;

      (3) Remuneration and total emoluments (save in the case of a Class C Member where the Relevant Date is before 17th March 1987) do not include any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares (unless such shares or interest in shares or right to acquire shares had been acquired or granted before 17th March
              1987) or anything in respect of which tax is chargeable by virtue of Section 148 of the Taxes Act;

      (4) in relation to a Special Director, Final Remuneration shall (subject in relation to any Class A Member to proviso (7) below and to any Class B Member to proviso (6) below) be the amount ascertained in accordance with (B) above and (A) shall not apply;

      (5) in relation to any Class B Member or any Class C Member where the Relevant Date is on or after 17th March 1987 whose Remuneration in any year subsequent to 5th April 1987 has exceeded pound sterling 100,000 or such other sum as may be prescribed in an order made by the Treasury (the "permitted maximum") Final Remuneration shall, (subject to proviso (6) below) insofar as such year is relevant to the calculation of his benefits, be the greatest of:

              (a) the permitted maximum;

              (b) the amount ascertained in accordance with (B) above; and

              (c) if he retires prior to 6th April 1991 his Remuneration within the meaning of Section 612(l) of the Taxes Act assessable to income tax under Schedule E of the year of assessment 1986/87;

              and (A) above shall not apply;

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


      (6) for the purposes of the calculation of the maximum Lump Sum Retirement Benefit in accordance with Rule 3 of this Appendix in respect of any Class B Member (other than such a Member who joins the Scheme in circumstances where it is accepted by the Board of Inland Revenue that the terms of this proviso do not apply) Final Remuneration shall not in any event exceed pound sterling 100,000 or such other sum as may be specified in an order made by the Treasury;

      (7) in relation to a Class A Member Final Remuneration and the annual rate of the Member' s Remuneration for the purpose of the calculation of the maximum benefits in accordance with Rules 3 and 5(C) of this Appendix shall not exceed the permitted minimum as defined in Section 590C(2) of the Taxes Act.

      "Index" means the Government's Index of Retail Prices or any other suitable index agreed for this purpose by the Board of Inland Revenue.


      "Lump Sum Retirement Benefit" means the total value of all benefits payable in any form other than non-commutable pension under the Scheme and any Associated Scheme.

      "Pensionable Service" for the purposes of this Appendix has the meaning ascribed to it in the Pension Schemes Act notwithstanding the definition of Pensionable Service in Rule 1 of the Rules.

      "Relevant Date" means the date of retirement, leaving Pensionable Service or death as the case may be.

      "Relevant Scheme" means any other scheme approved or seeking approval under Chapter I of Part XIV of the Taxes Act.

      "Remuneration" in relation to any year means:

      (A) as regards a Class A Member the aggregate of the total emoluments for the year in question:

              (1) from the Employer; and


              (2) in respect of any Associated Employment or any Connected
                  Scheme

              which are assessable to Income Tax under Schedule E but excluding any amounts which arise from the acquisition or disposal of shares or an interest in shares or a right to acquire shares (unless the shares or interest in shares or the right to acquire shares was granted on or before 16th March 1987) or anything in respect of which tax is chargeable by virtue of Section 148 of the Taxes Act; provided that in arriving at such emoluments there shall be disregarded any emoluments in excess of the permitted maximum as defined in Section 590C(2) of the Taxes Act

      (B) as regards a Class B Member or a Class C Member whose Relevant Date is on or after 17th March 1987 total emoluments from the Employer in the year in question which are assessable to Income Tax under Schedule E but excluding

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


              any amounts which arise from the acquisition or disposal of shares or an interest in shares or right to acquire shares (unless such shares or interest in shares or right to acquire shares had been acquired or granted before 17th March 1987) or anything in respect of which tax is chargeable by virtue of Section 148 of the Taxes Act

      (C) as regards a Class C Member whose Relevant Date is before 17th March 1987 total emoluments from the Employer in the year in question which are assessable to Income Tax under Schedule B.

      "Service" has the same meaning as in Rule 1 of the Rules except that in relation to a Class A Member it shall mean the aggregate of:

      (A)     all periods of Service with the Employer; and

      (B) all other periods which count in respect of any Associated Employment or any Connected Scheme.

      "Transitional Regulations" means such Regulations as are made under paragraph 1 (2) of Schedule 23 to the Taxes Act and paragraph 19 (2) of
      Schedule 6 to the Finance Act 1989 permitting a Class A Member to be treated as a Class B Member or Class C Member and permitting a Class B Member to be treated as a Class C Member for the purposes of the Scheme.

2.    THE MEMBER'S AGGREGATE RETIREMENT BENEFIT

      The Member's Aggregate Retirement Benefit shall not exceed:

2.1   in relation to a Class A Member

      2.1.1 on retirement at any time between attaining age 50 and attaining age 75, except before Normal Pension Date on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval of the Scheme;


      2.1.2 on retirement at any time before Normal Pension Date on grounds of Incapacity a pension of the amount which could have been provided at Normal Pension Date in accordance with 2.1.1 above, Final Remuneration being computed as at the actual date of retirement;

      2.1.3 on leaving Pensionable Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Approval of the Scheme, the amount computed as aforesaid being increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable together with any further increase necessary to comply with the requirements of the Department of Social Security;

      2.1.4 benefits are further restricted to ensure that his or her total retirement benefit from the Scheme and from any Associated Scheme or Connected Scheme does not exceed a pension of 1/30th of the permitted maximum for each year of service. subject to a maximum of 20/30ths. For the purposes of this limit

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


      service" is the aggregate of Service and any period of service which gives rise to benefits under a Connected Scheme provided that no period is to be counted more than once.

2.2 in relation to a Class B Member or a Class C Member

      2.2.1 on retirement at or before Normal Pension Date except on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding forty years) or such greater amount as will not prejudice Approval of the Scheme;

      2.2.2 on retirement at any time before Normal Pension Date on grounds of Incapacity, a pension of the amount which could have been provided at Normal Pension Date in accordance with sub-Rule 2.2.1, Final Remuneration being computed as at the actual date of retirement;

      2.2.3 on retirement after Normal Pension Date, a pension of the greatest of:

              (A) the amount calculated in accordance with 2.2.1 above on the basis that the actual date of retirement was the Member's Normal Pension Date;

              (B) the amount which could have been provided at Normal Pension
                  Date in accordance with 2.2.1 above increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period whichever gives the greater increase; and

              (C) where the Member's total Service with the Employer has exceeded forty years, the aggregate of 1/60th of Final Remuneration for each year of Service before Normal Pension Date (not exceeding forty such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Pension Date, with an overall maximum of forty five reckonable years,

              Final Remuneration being computed in respect of (A) and (C) above as at the actual date of retirement but subject always to Rule 7 of this Appendix;

      2.2.4 on leaving Pensionable Service before Normal Pension Date, a pension of 1/60th of Final Remuneration for each year of that service (not exceeding forty years) or of such greater amount as will not prejudice Approval of the Scheme, the amount computed as aforesaid being increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable, together with any further increase necessary to comply with the requirements of the Department of Social Security.

3.    THE MEMBER'S LUMP SUM RETIREMENT BENEFIT

      The Member's Lump Sum Retirement Benefit shall not exceed:

      3.1     in relation to a Class A Member:

      3.1.1 on retirement at any time between attaining age 50 and attaining age 75, except before Normal Pension Date on grounds of Incapacity, 3/80ths of Final

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


              Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval of the Scheme;

      3.1.2 on retirement at any time before Normal Pension Date on grounds of Incapacity the amount which could have been provided at Normal Pension Date in accordance with 3.1.1 above, Final Remuneration being computed as at the actual date of retirement;


      3.1.3 on leaving Pensionable Service before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of that service (not exceeding 40 years) or such greater amount as will not prejudice Approval of the Scheme, the amount computed as aforesaid being increased in proportion to any increase in the Index which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under 2.1.3 above.

3.2   in relation to a Class B Member or a Class C Member:

      3.2.1 on retirement at or before Normal Pension Date except on grounds of Incapacity, 3/80ths of Final Remuneration for each year of Service (not exceeding forty years) or such greater amount as will not prejudice Approval of the Scheme;

      3.2.2 on retirement at any time before Normal Pension Date on grounds of Incapacity, the amount which could have been provided at Normal Pension Date in accordance with 3.2.1 above, Final Remuneration being computed as at the actual date of retirement;

      3.2.3   on retirement after Normal Pension Date, the greatest of:

              (A) the amount calculated in accordance with 3.2.1 above on the basis that the Member's actual date of retirement was his Normal Pension Date,

              (B) the amount which could have been provided at Normal Pension
                  Date in accordance with 3.2.1 above together with an amount representing interest thereon, and

              (C) where the Member's total Service has exceeded forty years, the aggregate of 3/80ths of Final Remuneration for each year of service before Normal Pension Date (not exceeding forty such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Pension Date, with an overall maximum of forty five reckonable years,

              Final Remuneration being computed in respect of (A) and (C) above as at the actual date of retirement, but subject always to Rule 7 of this Appendix;

      3.2.4 on leaving Pensionable Service before Normal Pension Date, a lump sum of 3/80ths of Final Remuneration for each year of that service (not exceeding forty years) or such greater amount as will not prejudice Approval of the Scheme, the amount computed as aforesaid being increased in proportion to any increase in the Index which has occurred between the date of termination

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


              of Pensionable Service and the date on which the pension begins to be payable but only if and to the same extent as the total benefits have been increased under 2.2A above.

4.    LUMP SUM BENEFIT PAYABLE ON DEATH IN SERVICE

      The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:

      (A)     Pound 5,000; and

     (B) four times the greater of the annual rate of the Member's Remuneration at the date of his death and his Final Remuneration (excluding proviso (3) of that definition)

less

      (1) any lump sum (other than a refund of his own contributions and any interest thereon) payable on the death of the Member under all Relevant Schemes in respect of service with previous employers, and

      (2) any lump sum life assurance benefit payable on the death of a Member under a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a personal pension scheme approved under Chapter IV of Part XIV of the Taxes Act if the aggregate of such lump sums exceeds Pound 2,500.

5. DEPENDANTS' PENSIONS

      Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the Aggregate Retirement Benefit:

      (A) being paid to the Member at the date of his death (including any pension increases given under the Rules); or

      (B)     (1) in respect of a Class A Member being a deferred benefit payable to the Member at any time between attaining age 50 and attaining age 75; and

              (2) in respect of a Class B Member or a Class C Member being a deferred benefit payable to the Member at Normal Pension Date; or

      (C) prospectively payable to the Member who dies in Service had he remained in Service up to the Normal Pension Date at the rate of pay in force immediately before his death, or

      (D) prospectively payable to the Member who dies in Service after Normal Pension Date on the basis that he had retired on the day before he died.

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


      or such greater amount as will not prejudice Approval of the Scheme.

      If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this and all Associated Schemes shall not exceed the full amount of whichever is the appropriate Aggregate Retirement Benefit under (A), (B), (C) or (D) above or such greater sum as will not prejudice Approval of the Scheme.

6.    PENSION INCREASES

      The maximum amount of a pension ascertained in accordance with this Appendix less any pension which has been commuted for a lump sum or surrendered to provide a Dependant's pension shall be increased (A) in proportion to the increase in the Index which has occurred since the pension commenced to be paid or (B) by 3% for each complete year whichever is the greater. (A pension may thus be increased up to the level of the maximum pension (less any pension which has been commuted or surrendered) and then further increased as stated in (A) or (B) above.)

7.    LATE RETIREMENT

      If a Class B Member or a Class C Member to whom sub-Rule 9.2 applies is permitted to take any part of his benefits under the Scheme at any date prior to actual retirement, the limits set out in 2.2 and 3.2 above shall apply as if he had retired at such date no account being taken of subsequent Service, save that the maximum amount of any uncommuted pension not commencing immediately shall be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index during that period whichever is the greater.

8.    MODIFICATIONS IN RESPECT OF SPECIAL DIRECTORS

      The preceding provisions of this Appendix shall be modified as follows in their application to a Member who is a Special Director:

              the amount of the maximum Aggregate Retirement Benefit in Rule 2 of this Appendix and of the maximum Lump Sum Retirement Benefit in Rule 3 of this Appendix shall be reduced, where necessary for Approval of the Scheme, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III of Part XIV of the Taxes Act or a personal pension scheme approved under Chapter IV of Part XIV of the Taxes Act and as follows in relation to a Class B Member or a Class C Member who is a Special Director at his Normal Pension Date:

      (A) where retirement takes place after Normal Pension Date but not later than the Member's 70th birthday, 2.2.3(B) and (C) and 3.2.3(B) and (C) above shall not apply, and if retirement is later than the attainment of that age. the said provisions shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Pension Date. so as not to treat as Service after Normal Pension Date any Service before the Member reaches the age of 70;

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      (B)     where Rule 7 of this Appendix applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70 shall not exceed the percentage increase in the Index during that period.

9.    LIMITATIONS ON BENEFITS

      The Trustees shall make such adjustments to benefits and contributions or either of them in respect of any Member or any other person who is or will become entitled to benefit under the Scheme as is considered necessary to give effect to the limitations which unless complied with would affect Approval of the Scheme.

10.   COMPLIANCE WITH UNDERTAKINGS

      If the Board of Inland Revenue as a condition of granting Approval has required or may require the Trustees to undertake to refer to it before admitting or retaining certain persons as Members or before arranging to provide benefits exceeding certain limits, the Trustees shall enforce such restrictions as the Board advises are necessary to ensure continued Approval.

11. EXCEEDING INLAND REVENUE LIMITS Insofar as the restrictions imposed by this Appendix are imposed solely for the purpose of ensuring Approval the Trustees may in applying these restrictions ignore any benefits which the Board of Inland Revenue has indicated need not be taken into account and, where they have received the prior consent of the Board of Inland Revenue, may also in particular cases substitute other limits for the amounts specified in this Appendix.

12.   ELECTION TO BECOME A CLASS A MEMBER


12.1 A Class B Member may elect at any time before the date on which benefits commence or are transferred out of the Scheme or the Member reaches the age of 75 (whichever is earliest) to be treated as having become a Class A Member by giving written notice to the Trustees in the form prescribed by the Board of Inland Revenue.

12.2 A Class C Member may with the consent of the Trustees and the Employer elect at any time before the date on which benefits commence or are transferred out of the Scheme or the Member reaches the age of 75 (whichever is earliest) to be treated as having become a Class A Member.

13.   INLAND REVENUE SPECIAL CONDITIONS

13.1  Voluntary Scheme Benefits

      Where in addition to being a member of the Scheme the Member is also a member of an approved scheme (the voluntary scheme) which provides additional benefits to supplement those provided by the Scheme and to which no contributions are made by any employer of his, the provisions of the paragraph that follows shall apply in relation to any augmentation of the benefits provided for him by the Scheme after he has ceased to be an Active Member.

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      Any provisions of this Appendix imposing a limit on the amount of a benefit provided for the Member shall have effect (notwithstanding anything in them to the contrary) as if they provided for the limit to be reduced by the amount of any like benefit provided for the Member by the voluntary scheme.

13.2  Payment of Benefits

      In relation to a Class A Member the provisions of the Scheme shall have effect (notwithstanding anything in them to the contrary) as if they provided:

      (A) that a Member's retirement benefit shall be paid no later than the date on which he attains age 75, and

      (B) subject to (A) above that no part of a Member's retirement benefit shall be paid in advance of actual retirement or leaving Service except to the extent necessary to comply with the requirements of the Department of Social Security.

13.3  Return of Surplus Funds

      In relation to voluntary contributions the provisions of the Scheme shall have effect (notwithstanding anything in them to the contrary) subject to the provisions of Part III of Schedule 6 to the Finance Act 1989 concerning the return of surplus funds. Where the application of the limits in this Appendix requires the quantum of the Aggregate Retirement Benefit to be restricted and the Member has paid voluntary contributions to supplement Scheme benefits, that restriction shall first be applied to those supplementary benefits so as to permit the repayment of surplus voluntmy contributions subject to Section 599A of the Taxes Act.

13.4  Member's Contributions

      The total contributions paid by the Member in any Tax Year to the Scheme and to any Relevant Scheme providing benefits by virtue of Service shall not exceed 15% of his Remuneration for that year in respect of that service or such higher amount as the Board of Inland Revenue may in any particular case permit. In the case of a Class A Member, Member's contributions shall if necessary be further restricted to ensure that the total paid to the Scheme and all other Relevant Schemes in any Tax Year does not exceed 15% of the Member's total Remuneration for that year.

14.   SIMPLIFICATION OF INLAND REVENUE PRACTICE

14.1 Notwithstanding anything to the contrary in any provisions of the Trust Deed and the Rules the following sub-Rules 14.2 to 14.8 of this Appendix shall have effect except that nothing in sub-Rules 14.2 to 14.8 of this Appendix shall be construed as conferring powers on the Trustees which they do not otherwise have by virtue of the Trust Deed and Rules.

14.2  Continued Life Cover

      Any provision for a lump sum payable on the death of a Member after retirement on pension (other than a payment under a pension guarantee) shall be restricted in the case of a Class A Member to exclude any provision other than in respect of the

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      Member's death occurring before Normal Pension Date and after retirement on grounds of Incapacity. The amount of the benefit shall not exceed the amount payable had the Member died immediately before retirement increased in proportion to any increase in the Index between the date of the Member's retirement and the date of the Member's death.

14.3  Valuation of Lump Sum Benefits for Limits Purposes

      In calculating the amount of the Aggregate Retirement Benefit of a Class A Member the pension equivalent of the Member's Lump Sum Retirement Benefit shall be taken as one twelfth of the total cash value.

14.4  Special Directors

      In relation to a Special Director who is a Class A Member, the definitions of Aggregate Retirement Benefit and Lump Sum Retirement Benefit shall additionally include any benefits under a retirement annuity contract approved under Chapter III of Part XIV of the Taxes Act or a personal pension scheme approved under Chapter IV of Part XIV of the Taxes Act insofar as those benefits arise from premiums or contributions paid out of relevant earnings from the Employer or an associated employer.

14.5  Post Retirement Pension

      Increases in the pension of a Class A Member to take account of increases in the cost of living may not be given on any part of the pension which has been commuted for a lump Sum.

14.6  Definition of Service

      In relation to a Special Director who is a Class A Member, periods of Service with Employers who are treated as associated by virtue of a permanent community of interest, but who are not associated within the meaning set out in the definition of Connected Scheme in 1.2 above, shall not be aggregated for the purposes of the limits specified in this Appendix. Maximum benefits shall instead be calculated separately in respect of each such period of Service.

14.7  Transfers

      (A) Any benefits arising on retirement derived from a transfer payment shall not be capable of commutation nor shall they be paid in lump sum form if the transfer is accompanied by a certificate from the trustees or administrator of the transferring scheme to the effect that the transfer payment may not be used to provide benefits in lump sum form.

      (B) In respect of a Class B Member or a Class C Member pension benefits on retirement arising from a transfer payment (other than from another scheme of the Employer or an associated employer) may be commuted only if and to the extent that a certificate has been obtained from the trustees or administrator of the transferring scheme showing the maximum lump sum which may be provided from the transfer payment. The amount so certified may be increased

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              in proportion to any increase in the Index since the date the transfer payment was received.

      (C) Where in connection with a transfer to another occupational pension scheme the trustees or administrator of the receiving scheme request such a certificate as is referred to in (B) above, the Administrator shall calculate as at the date of transfer and supply the receiving scheme with a certificate of the maximum lump sum which may be provided on retirement from the transfer payment.

      (D) When making a transfer to an approved personal pension scheme the Administrator shall provide a certificate of the maximum lump sum payable on retirement from the transfer payment if the transferring Member:

              (i) was aged 45 or more at the time that the transfer payment was made, or

              (ii) has at any time within the 10 years preceding the date on which the right to the cash equivalent being transferred arose, been, in respect of any employment to which the transfer payment relates, either:

                   (a)  a Special Director,

                   (b) in receipt of annual remuneration in excess of pound sterling 60.000 or, if greater, the allowable maximum (as defined in section 640A of the Taxes Act) for the year of assessment in which the date of transfer falls, or

              (iii) is entitled to benefits included in the transfer payment which arise from an occupational pension scheme under which the normal retirement age is 45 or less.

14.8  Pension Guarantees

      A pension may not be guaranteed for a minimum period which exceeds 10 years or which is determined by any reference to the value of the Member's contributions.

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                                   APPENDIX 2

                          CONTRACTING-OUT REQUIREMENTS

                                    CONTENTS


    Section        Title

    A              INTRODUCTION

                   -   Basis for Contracting-out

                   -   Effect of Appendix

                   -   Definitions

    B              GMP RULES

    C              SECTION 9(2B) RIGHTS

    D              OTHER CONTRACTING-OUT RULES


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                                    SECTION A

                                  INTRODUCTION

1.    BASIS FOR CONTRACTING-OUT

1.1 The Scheme is intended to be contracted-out on a salary-related basis. Members who were in contracted-out employment under the 1985 Scheme and/or the BTR Scheme before 6th April 1997 and in respect of whom a transfer payment is received from the BTR Scheme under sub-Rule 28.5 have accrued rights to GMP as described in Section B of this Appendix in respect of their membership thereof before 6th April 1997.

1.2 Members who are in Contracted-out Employment have Section 9(2B) Rights as described in Section C of this Appendix.

2.    EFFECT OF APPENDIX

2.1   This Appendix overrides any Rules which are inconsistent with it.

2.2 The provisions of this Appendix are intended to take account of the contracting-out requirements under the Pension Schemes Act and accordingly:

      (a) nothing in this Appendix shall be taken as conferring any greater entitlement on a Member or any other person than is necessary for the purpose of meeting those requirements. and

      (b) except to the extent that legislation otherwise requires, the rights and benefits described in this Appendix shall be off-set against the other rights and benefits described in the Rules.

3.    DEFINITIONS

      In this Appendix the following words and expressions have the following meanings:

      "Contracted-out Employment" means a Member's contracted-out employment by reference to the Scheme (as in Section 8(l)(a)(i) and 8(l)(b) of the Pension Schemes Act);

      "GMP" means the guaranteed minimum pension of a Member, Widow or Widower as defined in the Pension Schemes Act;

      "Protected Rights" has the same meaning as in Section 10 of the Pension Schemes Act;

      "Triviality Limit" means pound sterling 260 a year or such other amount as may be prescribed from time to time under the Pension Schemes Act;

      "Widow" and "Widower" means respectively the widow and the widower of a Member. If a Member has married under a law which allows polygamy and, on the day of the Member's death, has more than one spouse, the Trustees must decide which, if any, survivor is the Widow or Widower. In reaching that decision, the

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    Trustees must have regard to the practice of the Department of Social
    Security and any relevant provisions of existing Social Security legislation, in particular Section 17(5) of the Pension Schemes Act and Regulation 2 of the Social Security and Family Allowances (Polygamous Marriages) Regulations 1975 (SI 1975/561).

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


                                   SECTION B

                                   GMP RULES


                                    CONTENTS


    Rule            Title

    1.              ENTITLEMENT TO GMP

    1.1             Guaranteed Minimum

    1.2             Member's GMP

    1.3             Widow's GMP

    1.4             Payment of Widow's GMP

    1.5             Widower's GMP

    1.6             Payment of Widower's GMP

    2.              REVALUATION OF GMP

    2.1             Revaluation before Pensionable Age

    3.              INCREASE OF GMP

    3.1             Increase after Pensionable Age

    3.2             Increase after Pensionable Age or Member's death

    4.              ANTI-FRANKING

    5.              SUSPENSION OF GMP

    6.              FORFEITURE OF GMP

    7.              CONTRIBUTIONS EQUIVALENT PREMIUMS

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


                                    GMP RULES

1.    ENTITLEMENT TO GMP

1.1   Guaranteed Minimum

      This Rule 1 applies to a Member, Widow or Widower where the Member has a guaranteed minimum in relation to the pension provided for the Member under the Scheme in accordance with Section 14 of the Pension Schemes Act.

1.2   Members' GMP

      The Member is entitled to a pension for life paid at a rate equivalent to a weekly rate of not less than that guaranteed minimum. The pension will be paid from Pensionable Age but commencement of the pension may be postponed for any period during which the Member remains in employment after Pensionable Age:

      (1) if the employment is employment to which the Plan relates and the postponement is not for more than 5 years after Pensionable Age; or

      (2)     if the Member consents to the postponement.

1.3   Widow's GMP

      Where the Member is a man and dies at any time leaving a Widow, she shall be entitled, subject to 1.4 below, to receive a pension from the Scheme at a rate equivalent to a weekly rate of not less that half that guaranteed minimum.

1.4   Payment of Widow's GMP

      The pension shall be payable to any Widow who is eligible for payment of a State benefit as described in Section 17(5) of the Pension Schemes Act. It shall cease when the Widow ceases to be entitled to receive payment of those State benefits.

1.5   Widower's GMP

      Where the Member is a woman and dies at any time on or after 6th April 1989 leaving a Widower, he shall be entitled, subject to 1.6 below, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half of that part of the guaranteed minimum which is attributable to earnings for the tax year 1988/1989 and subsequent tax years.

1.6   Payment or Widower's GMP

      The pension shall be payable to any Widower who is eligible for payment of a GMP under Regulation 57 of the Occupational Pension Schemes (Contracting-out) Regulations 1996. It shall cease when the Widower ceases to be entitled to receive payment of that GMP under those Regulations.

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


 2.   REVALUATION OF GMP

2.1   Revaluation before Pensionable Age

      Where a Member ceases to be in Contracted-out Employment before Pensionable Age, the Member's GMP at Pensionable Age or at the Member's earlier death will be calculated by increasing the accrued rights to GMP at cessation of Contracted-out Employment under one of the options (A) and
      (B) below.

      (A)     Section 148 Revaluation

              The increase will be by the percentage by which earnings factors for the tax year in which Contracted-out Employment ceases are increased by the last order under Section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches Pensionable Age (or dies, if earlier).

      (B)     Fixed Rate Revaluation

              The increase will be by the rate prescribed under Regulation 62 of the Occupational Pension Schemes (Contracting-out) Regulations 1996 and applicable at the date Contracted-out Employment ceases, for each complete tax year after the tax year containing that date up to and including the last complete tax year before the Member reaches Pensionable Age (or dies, if earlier).

      The Trustees and the Principal Employer shall decide which option applies to the Scheme. They may at any time decide that the other method shall be used, instead of the method currently being used, for all Members ceases to be in Contracted-out Employment after a specified date. A different method may apply where GMP liabilities are discharged by transfer to an Insurance Office under Rule 26 of the Rules.

3.    INCREASE OF GMP

3.1   Increase after Pensionable Age

      If the commencement of any Member's GMP is postponed for any period after Pensionable Age, that GMP shall be increased to the extent, if any, specified in Section 15 of the Pension Schemes Act.

3.2   Increase after Pensionable Age or Member's Death

      Any GMP to which a Member, Widow or Widower is entitled under Rule 1 above shall, insofar as it is attributable to earnings in the tax years from and including 1998/1989, be increased in accordance with the requirements of
      Section 109 of the Pension Schemes Act.

4.    ANTI-FRANKING

      Except as provided in Section 87 to 92, 109, 129, 133 to 135, 153 and 181 of the Pension Schemes Act, no part of a Member's, Widow's or Widower's pension under

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



      the Scheme may be used to frank an increase in the Member's, Widow's or Widower's GMP under Rule 2 or Rule 3 above.

5.    SUSPENSION OF GMP

      Payment of GMP may be suspended during any period when the person receiving the GMP is unable to act (by reason of mental disorder or otherwise) but the amount of the GMP must either be paid or applied for the maintenance of the recipient or his dependants, or paid to the recipient when that recipient is again able to act, or paid to the recipient's estate after that recipient's death.


6.    FORFEITURE OF GMP

      Any instalment of a GMP may be forfeited if it is not paid within six years of the date on which the instalment became due and the Trustees do not know the whereabouts of the recipient.

7.    CONTRIBUTIONS EQUIVALENT PREMIUMS

      If a Member has accrued rights to a GMP and receives a refund of contributions under sub-Rule 18.2 of the Rules, the Trustees may discharge the GMP liability by paying a contributions equivalent premium in accordance with the Pension Schemes Act. Whether or not the premium is paid, the amount of the refund shall be reduced by the certified amount of the premium. The GMP liability shall be discharged without payment of the premium if the amount of the premium would be less than pounds sterling
      17 (or such other amount as may be prescribed under the Pension Schemes
      Act).

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


                                    SECTION C

                              SECTI0N 9(2B) RIGHTS

1.    MEANING OF SECTION 9(2B) RIGHTS

      Section 9(2B) Rights are the rights to benefits under the Scheme which accrue to or in respect of Member who has been notified that he is in Contracted-out Employment on the basis described in this Section C. These benefits are calculated in accordance with the Rules and payable to the persons. at the times and subject to the terms and conditions, set out in the Rules. They are also subject to the requirements of the Pension Schemes Act.

2.    ACTUARY'S CERTIFICATE

      To enable a Member to be in Contracted-out Employment on the basis of
      Section 9(2B) Rights, the Actuary must have given a certificate in accordance with the actuarial guidance note "Retirement Benefit Schemes - Adequacy of Benefits for Contracting-out on or after 6th April 1997
      (GN28)" to the effect that the pensions payable to and in respect of the percentage of Active Members who have Section 9(2B) Rights which is mentioned in that actuarial guidance note are broadly equivalent to, or better than, the pensions which would meet the statutory standard described in Section 12A of the Pension Schemes Act.

3.    CONTRIBUTIONS EQUIVALENT PREMIUMS

      If a Member has Section 9(2B) Rights and receives a refund of contributions under sub-Rule 18.2 of the Rules, the Trustees may pay a contributions equivalent premium in accordance with the Pension Schemes Act. The amount of the refund shall be reduced by the certified amount of the premium. The Member shall then cease to have any Section 9(2B) Rights. If the amount of the premium would be less than pound sterling 17 (or such other amount as may be prescribed under the Pension Schemes Act) the liability for Section 9(2B) Rights shall be discharged without payment of the premium.

                                    SECTION D

                           OTHER CONTRACTING-OUT RULES

                                    CONTENTS



    Rule            Title

    1.              COMMUTATION OF PENSION FOR CASH SUM

    2.              TRANSFERS TO THE SCHEME

    3.              TRANSFERS FROM THE SCHEME

    4.              AMENDMENTS

    5.              SCHEME CEASES TO BE A CONTRACTED-OUT SCHEME




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


                                    SECTION D

                           OTHER CONTRACTING-OUT RULES

1.    COMMUTATION OF PENSION FOR CASH SUM

1.1 A Member's GMP and any pension derived from Protected Rights may not be commuted under Rule 11 of the Rules except as stated in 1.2. 1.3 or 1.4 below.

1.2 The Trustees may commute a Member's pension which includes GMP or Protected Rights for a cash sum where the pension would be below the Triviality Limit. If the pension includes GMP, commutation may take place before Pensionable Age only if the Member is retiring from Service or the Scheme is being wound up and a state scheme premium has been (or is treated as having been) paid. If the pension includes Protected Rights commutation may take place; only between the Member's 60th and 65th birthdays (or later than the 65th birthday with the Member's consent). Otherwise the pension may be commuted when it would have come into payment or at such other time as would not prejudice Approval.

1.3 Unless the Member has Protected Rights the Trustees may at the same time as the commute the Member's pension under 1.2 above also commute any pension prospectively payable on the Member's death and the cash sum may be paid, as the Trustee decide, to the Member or to the person who would otherwise have been entitled to the pension.


1.4 If a Member has died and a pension below the Triviality Limit is payable on the Member's death the Trustees may commute it for a cash sum.

1.5 The rate of conversion of pension to a cash sum for the purpose of this Rule must be certified as reasonable by the Actuary and must also be such that the Secretary of State can be satisfied that it is reasonable.

2.    TRANSFERS TO THE SCHEME

2.1 The Trustees may accept a transfer payment under Rule 28 which includes an amount representing GMP, Protected Rights or Section 9(2B) Rights provided that they comply with the relevant requirements of the Pension Schemes Act. The Trustees must apply the transfer payment (or such part of it as represents GMP, Protected Rights or Section 9(2B) Rights) in one of the following ways:

      (a)     Transfer of GMP

              The Trustees may accept the liability to pay the GMP or apply the transfer to provide Protected Rights. If the Trustees accept the liability to pay the GMP, they may decide to apply a basis of revaluation other than Section 148 Revaluation during the Member's Contracted-out Employment and the GMP Rules will apply if that Contracted-out Employment subsequently ceases.

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


      (b)     Transfer of Protected Rights

              The Trustees may apply the transfer to provide Protected Rights or
              Section 9(2B) Rights or, if the transfer is in respect of pre-6th April 1997 Protected Rights, a GMP under the Scheme. Any GMP provided will be revalued as described in (a) above.


      (c)     Transfer of Section 9(2B) Rights

              The Trustees may apply the transfer to provide Section 9(2B) Rights or Protected Rights under the Scheme.

2.2 If required under the Pension Schemes Act the Trustees must obtain the consent of the person in respect of whom the transfer is made.

3.    TRANSFERS FROM THE SCHEME

      Where a transfer payment under Rule 25, Rule 26 or Rule 27 includes a person's GMP, Protected Rights or Section 9(2B) Rights the Trustees must comply with the relevant requirements of the Pension Schemes Act.

4.    AMENDMENTS

      The provisions of this Appendix may be amended in accordance with Clause 7 of the Trust Deed but any amendments must comply with Section 37 of the Pension Schemes Act as long as that section is in force and applies to the Scheme.

5.    SCHEME CEASES TO BE A CONTRACTED-OUT SCHEME

      If the Scheme ceases to be a contracted-out scheme the Trustees must make arrangements in relation to GMPs, Protected Rights (if any) and Section 9(2B) Rights which comply with the requirements of Section 50 of the Pension Schemes Act. The Trustees must also notify Members and other, beneficiaries in the manner, and at the times, required by the Pension Schemes Act. The Trustees may pay State Scheme Premiums in accordance with the Pension Schemes Act. If State Scheme Premiums are paid or deemed to have been paid, the Trustees shall reduce or adjust benefits in the manner which they think appropriate, after consulting the Actuary, and which complies with the requirements of the Pension Schemes Act.

                                       81